As filed with the Securities and Exchange Commission on January 13, 2003
                                               Securities Act File No.
                                    Investment Company Act File No. 811-05715
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ________________________

                                   FORM N-2
                           ________________________

[X] Registration Statement under the Securities Act of 1933
[ ] Pre-Effective Amendment No.
[ ] Post-Effective Amendment No.
                                    and/or

[X] Registration Statement under the Investment
     Company Act of 1940
[X] Amendment No. 6
                       (Check Appropriate Box or Boxes)
                            ________________________

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
              (Exact Name of Registrant as Specified in Charter)
                           ________________________

                             One Corporate Center
                           Rye, New York 10580-1434
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: (800) 422-3554

                                Bruce N. Alpert
            The Gabelli Convertible and Income Securities Fund Inc.
                             One Corporate Center
                           Rye, New York 10580-1422
                                (914) 921-5100
                    (Name and Address of Agent for Service)
                           ________________________

                                  Copies to:

  Richard T. Prins, Esq.                   James McKee, Esq.
   Skadden, Arps, Slate,       The Gabelli Convertible and Income
     Meagher & Flom LLP               Securities Fund Inc.
     Four Times Square                One Corporate Center
  New York, New York 10036          Rye, New York 10580-1422
      (212) 735-3000                     (914) 921-5100

                           ________________________

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

         It is proposed that this filing will become effective (check appropriate box)

         [X]  When declared effective pursuant to section 8(c).

         If appropriate, check the following box:

         [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                           ________________________

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
==============================================================================

                                                                              Proposed
                                                            Proposed          Maximum
                                                            Maximum          Aggregate
                                        Amount Being     Offering Price      Offering          Amount of
Title of Securities                      Registered        Per Share          Price (1)     Registration Fee
-------------------                   ----------------   --------------      ----------     ----------------
Series B ___% Cumulative              40,000   Shares       $ 25             $ 1,000,000     $  92
Preferred Stock

Series C Auction Rate Cumulative         100   Shares       $25,000          $ 2,500,000     $ 230
Preferred Stock


(1) Estimated solely for the purpose of calculating the registration fee.

                           ________________________


         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

==============================================================================

                                  CROSS-REFERENCE SHEET

       N-2 Item Number                                    Location in Part A (Caption)
--------------------------------------------------------------------------------------------------------------------------------
PART A
1.     Outside Front Cover................................Outside Front Cover Page

2.     Inside Front and Outside Back Cover Page...........Outside Front Cover Page; Inside Front Cover Page

3.     Fee Table and Synopsis.............................Not Applicable

4.     Financial Highlights...............................Financial Highlights

5.     Plan of Distribution...............................Outside Front Cover Page; Prospectus Summary; Underwriting

6.     Selling Shareholders...............................Not Applicable

7.     Use of Proceeds....................................Use of Proceeds; Investment Objectives and Policies

8.     General Description of the Registrant..............Outside Front Cover Page; Prospectus Summary; The
                                                          Fund; Investment Objectives and Policies; Risk Factors & Special
                                                          Considerations; Description of  Series B Preferred and Series C AMPS;
                                                          Anti-takeover Provisions of the Charter and By-laws

9.     Management.........................................Outside Front Cover Page; Prospectus Summary; Management of the Fund;
                                                          Custodian, Transfer Agent and Dividend-Disbursing Agent

10.    Capital Stock, Long-Term Debt,
         and Other Securities.............................Outside Front Cover Page; Prospectus
                                                          Summary; Investment Objectives and Policies; Description of Series B
                                                          Preferred; Description of Series C AMPS; Description of Capital Stock
                                                          and Other Securities; Taxation

11.    Defaults and Arrears on Senior Securities..........Not Applicable

12.    Legal Proceedings..................................Not Applicable

13.    Table of Contents of the Statement
         of Additional Information........................Table of Contents of the Statement of
                                                          Additional Information


       PART B                                             Location in Statement of
                                                          Additional Information
--------------------------------------------------------------------------------------------------------------------------------

14.    Cover Page.........................................Outside Front Cover Page

15.    Table of Contents..................................Outside Front Cover Page

16.    General Information and History....................The Fund

17.    Investment Objectives and Policies.................Investment Objectives and Policies; Investment
                                                          Restrictions

18.    Management.........................................Management of the Fund

19.    Control Persons and Principal
         Holders of Securities............................Management of the Fund; Beneficial Owners

20.    Investment Advisory and Other Services.............Management of the Fund

21.    Brokerage Allocation and Other Practices... .......Portfolio Transactions

22.    Tax Status.........................................Taxation

23.    Financial Statements...............................Financial Statements

PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

[FLAG]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                  SUBJECT TO COMPLETION, DATED January 13, 2003

PROSPECTUS                                                       [GABELLI LOGO]

                                   The Gabelli
                  Convertible and Income Securities Fund, Inc.

             [__] Shares, Series B [__]% Cumulative Preferred Stock
                     (Liquidation Preference $25 per Share)

          [__] Shares, Series C Auction Rate Cumulative Preferred Stock
                   (Liquidation Preference $25,000 per Share)

            The Gabelli Convertible and Income Securities Fund Inc., or the Fund, is a diversified, closed-end management investment company. The Fund's investment objective is a high level of total return on its assets. The Fund's investments are selected by Investment Adviser, Gabelli Funds, LLC. Under normal circumstances the Fund will invest at least 80% of its total assets in securities that are convertible into or represent the right to acquire common stock, and in other securities that are expected to periodically accrue or generate income for their holders.

            This prospectus offers shares of the Fund's Series B [__]% Cumulative Preferred Stock (the "Series B Preferred"), liquidation preference $25 per share, and shares of the Fund's Series C Auction Rate Cumulative Preferred Stock (the "Series C AMPS"), liquidation preference $25,000 per share. Dividends on the Series B Preferred are cumulative from the date of original issuance of the shares at the annual rate of [__]% of the liquidation preference of $25 per share and are payable quarterly on [__] in each year, commencing on [__], 2003. The dividend rate for the Series C AMPS will vary from dividend period to dividend period. The annual dividend rate for the initial dividend period for the Series C AMPS will be [__]% of the liquidation preference of $25,000 per share. The initial dividend period is from the date of issuance though [__], 2003. For subsequent dividend periods, the Series C AMPS will pay dividends based on a rate set at auction, usually held weekly.

Investing in our Series B Preferred or Series C AMPS involves risks. See "Risk Factors and Special Considerations" beginning on page [__].

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             Per Series B Preferred       Per Series C AMPS        Total
                             ----------------------       -----------------        -----

Public Offering Price(1)     $                            $                        $

Underwriting Discount(2)     $                            $                        $

Proceeds to the Fund
(before expenses)(3)         $                            $                        $

(1)   Plus accumulated dividends, if any, from [__].
(2)   The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
(3)   Offering expenses payable by the Fund are estimated at $[         ].

                                  _________________

 [__________________]

                                                         Gabelli & Company, Inc.
[__], 2003

(Continued from previous page)

         The shares of Series B Preferred and Series C AMPS are being offered by the underwriters listed in this prospectus, subject to prior sale, when, as and if accepted by them and subject to certain conditions. The Fund expects that delivery of the shares of Series B Preferred and Series C AMPS will be made in book-entry form through the facilities of The Depository Trust Company on or about [__], 2003.

         The shares of Series B Preferred will be listed and traded on the New York Stock Exchange. Application has been made to list the Series B Preferred on the New York Stock Exchange. Trading of the Series B Preferred on the New York Stock Exchange is expected to commence within 30 days of the date of this prospectus. Prior to this offering, there has been no public market for the Series B Preferred. See "Underwriting."

         The Series C AMPS will not be listed on an exchange. Investors may only buy or sell Series C AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus or in a secondary market maintained by certain broker-dealers should those broker-dealers decide to maintain a secondary market. Broker-dealers are not required to maintain a secondary market in Series C AMPS and a secondary market may not provide you with liquidity.

         The net proceeds of the offering, which are expected to be [__], will be invested in accordance with the Fund's investment objective and policies. See "Investment Objectives and Polices" beginning on page [__].

         The Fund expects that dividends paid on the Series B Preferred and Series C AMPS will consist of long-term capital gains (consisting of [__]% federal tax rate capital gains from the sale of assets held longer than 12 months), net investment income, short-term capital gains, and, in unusual circumstances, return of capital. Over the past one, three and five fiscal years ending December 31, 2002 the distributions of taxable income by the Fund consisted of [__%],[___%], and [__%] long-term capital gains. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Series B Preferred or Series C AMPS will consist of long-term capital gains, which are taxed at lower rates for individuals than ordinary income.

         Neither the Series B Preferred nor the Series C AMPS may be issued unless it is rated [__] by the [__]. In addition, the Series C AMPS cannot be issued unless it is rated [__] by [__]. In order to keep these ratings, the Fund will be required to maintain a minimum discounted asset coverage with respect to its outstanding Series B Preferred and Series C AMPS under guidelines established by each of [__] and [__]. See "Description of the Series B Preferred and Series C AMPS -- Rating Agency Guidelines." The Fund is also required to maintain a minimum asset coverage by the Investment Company
Act of 1940, as amended (the "1940 Act"). If the Fund fails to maintain any of these minimum asset coverage requirements, the Fund can require that some or all of its outstanding preferred stock, including the Series B Preferred or Series C AMPS, be sold back to it (redeemed). Otherwise, prior to [__], the Series B Preferred will be redeemable at the option of the Fund only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. Subject to certain notice and other requirements, the Fund, at its option, may redeem (i) the Series B Preferred beginning on [__] and (ii) the Series C AMPS following the initial dividend period (so long as the Fund has not designated a non-call period). In the event the Fund redeems Series B Preferred such redemption will be for cash at a price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared). In the event the Fund redeems Series C AMPS, such redemptions generally will be for cash at a price equal to $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared), though in limited circumstances the Fund's board of directors may also declare a redemption premium.

         This prospectus concisely sets forth important information about the Fund that you should know before deciding whether to invest in Series B Preferred or Series C AMPS. You should read the prospectus and retain it for future reference.

         The Fund has also filed with the Securities Exchange Commission a Statement of Additional Information, dated [__], 2003 (the "SAI"), which contains additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page [__] of this prospectus. You may request a free copy of the SAI by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or calling the Fund toll-free at (800) 422-3554. You may also obtain the SAI on the Securities and Exchange Commission's web site (http://www.sec.gov).

         Certain persons participating in this offering may engage in transactions that stabilize, maintain or otherwise affect the market price of the Series B Preferred, including the entry of stabilizing bids, syndicate covering transactions or the imposition of penalty bids. For a description of these activities, see "Underwriting."

You should rely only on the information contained in or incorporated by reference into this prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only.


                                     PROSPECTUS SUMMARY

         This is only a summary. You should review the more detailed information contained in this prospectus and the SAI.

The Fund                                The Fund is a closed-end, diversified, management investment company. Prior to March 31, 1995, the Fund operated as an open-end, diversified, management investment company. The Fund was incorporated in Maryland on
                                        December 19, 1988. The Fund's outstanding shares of common stock, par value
                                        $.001 per share, are listed and traded on the NYSE. The average weekly trading volume of the Fund's common stock on the NYSE during the period from January 1, 2002 through December 31, 2002 was [__] shares. As of
                                        December 31, 2002, the net assets of the Fund were approximately $[__]
                                        million. As of December 31, 2002, the Fund had outstanding [__] shares of common stock and 600,000 shares of 8% Cumulative Preferred Stock (the
                                        "Series A Preferred"). The Fund expects to redeem all of its outstanding
                                        Series A Preferred on February 11, 2003.

                                        The Fund is offering shares of its Series B Preferred and Series C AMPS pursuant to this prospectus. Upon issuance, the Series B Preferred and the
                                        Series C AMPS will have the same seniority with respect to dividends and liquidation preference.

Investment Objectives                   The investment objective of the Fund is to seek a high level of total return on its assets. The Fund will seek to achieve this objective through a combination of current income and capital appreciation by investing primarily in convertible and other income producing securities. Under normal circumstances the Fund will invest at least 80% of the value of its total assets (taken at current value) in "convertible securities," i.e., securities
                                        (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and "income securities," i.e., nonconvertible securities having a history of regular payments or accrual of income to holders. No assurance can be given that the
                                        Fund will achieve its investment objectives. See "Investment Objectives and
                                        Policies."

Dividends
and Distributions                       Series B Preferred. Dividends on the Series B Preferred, at the annual rate of [__]% of its liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board of
                                        Directors of the Fund, out of funds legally available therefor, quarterly on [__] in each year, commencing [__].

                                        Series C AMPS. The holders of Series C AMPS are entitled to receive cash dividends at annual rates that will vary from dividend period to dividend period. The table below shows the dividend rate, the dividend payment date and the number of days for the initial dividend period on the Series C
                                        AMPS.

                                                                                     Dividend
                                                                   Initial          Payment Date          Number of
                                                                   Dividend        for Initial          Days of Initial
                                                                    Rate          Dividend Period      Dividend Period
                                                                    ----          ---------------      ---------------

                                        Series C                     [__]%          [__], 2003             [___]
                                        AMPS.............


                                        For subsequent dividend periods, the Series C AMPS will pay dividends based on a rate set at auctions, normally held weekly. In most instances, dividends are payable weekly, on the first business day following the end of the dividend period. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after the end of the dividend period. The Fund may, subject to certain conditions, designate special dividend periods of more than seven days. The dividend payment date for any such special dividend period of more than seven days will be set out in the notice designating a special dividend period. Dividends on the Series C AMPS will be cumulative from the original issue date and will be paid out of legally available funds.

                                        In no event will the dividend rate set at auction for the Series C AMPS exceed the maximum applicable rate. The maximum applicable rate means (i)
                                        in the case of a dividend period of 184 days or less, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the
                                        date of such auction determined as set forth in the following chart based on the lower of the credit ratings assigned to the Series C AMPS by [__]
                                        and [__] or (ii) in the case of a dividend period of longer than 184 days, the applicable percentage of the Treasury Index Rate.

                                                                                                        Applicable
                                                 [__] Credit Rating        [__] Credit Rating           Percentage
                                                 ------------------        ------------------           ----------

                                                   [__] or higher            [__] or higher               150%

                                                    [__] to [__]              [__] to [__]                175%

                                                    [__] to [__]              [__] to [__]                250%

                                                     Below [__]                Below [__]                 275%


                                        See "Description of the Series B Preferred and Series C AMPS -- Dividends
                                        on the Series C AMPS -- Maximum Applicable Rate." For example, calculated as of [__], 2002 and [__], 2002, respectively, the maximum applicable rate for the Series C AMPS (assuming a rating of [__] or above by [__] and [__]
                                        or above by [__]) would have been [__]% and [ ]%, for dividend periods of
                                        90 days, and [__]% and [__]% for dividend periods of two years.*  There is no minimum applicable rate in respect of any dividend period.

_______________
* Dividend periods presented for illustrative purposes only. Actual dividend periods may be of greater or lesser duration.



                                        Any designation of a special dividend period will be effective only if, among other things, proper notice has been given, the auction immediately preceding the special dividend period was not a failed auction and the Fund has confirmed that it has assets with an aggregate discounted value at least equal to the Series C AMPS Basic Maintenance Amount (as defined in the applicable rating agency guidelines). See "Description of the Series B
                                        Preferred and Series C AMPS -- Dividends on the Series C AMPS" and "The
                                        Auction."

                                        Under current law, all preferred stock of the Fund must have the same seniority as to the payment of dividends. Accordingly, no full dividend will be declared or paid or set apart for payment on any series of preferred stock of the Fund for any dividend period or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all series of preferred stock of the Fund are declared, paid or set apart for payment. If full cumulative dividends due have not been declared, paid or set apart for payment on all shares of preferred stock of the Fund ranking on a parity with the Series B Preferred and
                                        Series C AMPS as to the payment of dividends, any dividends being paid on the shares of such preferred stock (including the Series B Preferred or
                                        Series C AMPS) will be paid as nearly pro rata as possible taking in to account all such outstanding preferred shares on the dividend payment dates therefor in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred stock.

                                        In the event that for any calendar year the total distributions on shares of the Fund's preferred stock exceed the Fund's net investment income and net capital gain allocable to those shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the stockholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his or her shares of preferred stock, thereby increasing the stockholder's potential gain or reducing his or her potential loss on the sale of the shares.

                                        Common Stock. The Fund has a policy, which may be modified at any time by its Board of Directors, of paying distributions on its common stock of 8% of average quarter-end net assets attributable to common stock.

The Offering                            Series B Preferred. The Fund is offering [__] shares of [__]% Series B
                                        Cumulative Preferred, par value $.001 per share, liquidation preference $25 per share, at a purchase price of $25 per share. The Series B Preferred will be listed and traded on the New York Stock Exchange.

                                        Series C AMPS. The Fund is offering [__] shares of Series C AMPS, par value
                                        $.001, liquidation preference $25,000 per share at a purchase price of
                                        $25,000 per share plus dividends, if any, that have accumulated from the commencement date of the dividend period during which such Series C AMPS are issued.

                                        The Series C AMPS will not be listed on an exchange. Instead, investors may buy or sell Series C AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund.

                                        Generally, investors in Series B Preferred or Series C AMPS will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the preferred stock shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of preferred stock.

                                        The Series B Preferred and Series C AMPS are being offered by [__] and
                                        Gabelli & Company, Inc. as underwriters.

Potential Tax Benefit
to Certain Investors                    Most individuals pay federal income tax at a lower rate on long term capital gains than on ordinary income and short-term capital gains. For individuals in the highest tax brackets this differential currently can be as great as [__]%, the difference between [__]% on ordinary income and short-term capital gains and 20% on long-term capital gains. In accordance with the current view of the Internal Revenue Service, the Fund intends to allocate its net long-term capital gain, net short-term capital gain and investment income proportionately between its common stock and preferred stock. Over the past one, three and five fiscal years ending December 31,
                                        2002 the distributions of taxable income by the Fund consisted of [__]%,
                                        [__]%, and [__]% long-term capital gains. If the Fund continues to pay a portion of its distributions in the form of long-term capital gain distributions, most individual investors will accordingly realize a tax benefit and pay a lower rate of federal income tax on their Series B
                                        Preferred and Series C AMPS dividends than if the Fund did not distribute long-term capital gains.

Rating and Asset
Coverage Requirements                   Series B Preferred. Before it can be issued, the Series B Preferred must receive a rating of [__] from [__]. The Fund's Articles Supplementary, which set forth the rights and preferences of the Series B Preferred, contain certain tests that the Fund must satisfy to obtain and maintain a rating of [__] from [__] on the Series B Preferred. See "Description of the
                                        Series B Preferred and Series C AMPS -- Rating Agency Guidelines."

                                        Similarly, before it can be issued, the Series C AMPS must receive a rating of [__] from [__] and a rating of [__] from [__]. As with the Series B
                                        Preferred, the Articles Supplementary of the Fund setting forth the rights and preferences of the Series C AMPS contain certain tests that the Fund must satisfy to obtain and maintain a rating of [__] from [__] and [__]
                                        from [__]. See "Description of the Series B Preferred and Series C AMPS--
                                        Rating Agency Guidelines."

                                        The Articles Supplementary for the Series B Preferred and the Series C
                                        AMPS, which contain the technical provisions of the various components of the asset coverage tests, have been filed as exhibits to this registration statement and may be obtained through the web site of the Securities and
                                        Exchange Commission (http://www.sec.gov).

                                        Under the asset coverage tests to which each of the Series B Preferred and
                                        Series C AMPS is subject, the Fund is required to maintain (i) adjusted assets greater than or equal to a basic maintenance amount for each such series calculated pursuant to the applicable rating agency guidelines and
                                        (ii) an asset coverage of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding preferred stock of the Fund, including the Series B Preferred and the Series C AMPS. See "Description of the Series B Preferred and Series
                                        C AMPS -- Asset Maintenance Requirements."

                                        The Fund estimates that if the shares offered hereby had been issued and sold as of [__], 2002, the asset coverage under the 1940 Act would have been approximately [__]% immediately following such issuance and sale
                                        (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $[__] as well as giving effect to the anticipated redemption of the Series A Preferred). The asset coverage would have been computed as follows:

                                        value of Fund assets less liabilities not constituting senior securities
                                        ($[__]) / senior securities representing indebtedness plus liquidation preference of each class of preferred stock ($[ ]), expressed as a percentage = [__]%.

Mandatory
Redemption                              The Series B Preferred and the Series C AMPS may be subject to mandatory redemption by the Fund to the extent the Fund fails to maintain the asset coverage requirements in accordance with the rating agency guidelines or the 1940 Act described above and does not cure such failure by the applicable cure date. If the Fund redeems preferred stock mandatorily, it may, but is not required to, redeem a sufficient number of shares of preferred stock so that after the redemption the Fund exceeds the asset coverage required by each of the applicable rating agency guidelines and the 1940 Act by 10%. See "Description of the Series B Preferred and Series
                                        C AMPS -- Redemption -- Mandatory Redemption."

                                        With respect to the Series B Preferred, any such redemption will be made for cash at a price equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date.

                                        With respect to the Series C AMPS, any such redemption will be made for cash at a price equal to $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus, in the case of Series C AMPS having a dividend period of more than one year, any applicable redemption premium determined by the Board of Directors.

  Optional Redemption                   Series B Preferred. Commencing [__] and at any time thereafter, the Fund at its option may redeem the Series B Preferred, in whole or in part, for cash at a redemption price per share equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date. Prior to [__], the Series B Preferred will be redeemable at the option of the Fund at the redemption price only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of the Series B Preferred and Series C AMPS --
                                        Redemption -- Optional Redemption of the Series B Preferred."

                                        Series C AMPS. The Fund generally may redeem Series C AMPS, in whole or in part, at any time other than during a non-call period. The Fund may declare a non-call period during a dividend period of more than seven days.

                                        The redemption price per Series C AMPS share will equal $25,000 plus an amount equal to any accumulated but unpaid dividends thereon (whether or not earned or declared) to the redemption date and, in the case of Series C
                                        AMPS having a dividend period of more than one year, for the redemption price plus any redemption premium applicable during such dividend period.
                                        Such redemptions are subject to the limitations of the 1940 Act and
                                        Maryland law. See "Description of the Series B Preferred and Series C AMPS
                                        -- Redemption -- Optional Redemption of the Series C AMPS."

 Voting Rights                          At all times, holders of shares of the Fund's preferred stock (including the Series B Preferred and Series C AMPS) outstanding, voting as a single class, will be entitled to elect two members of the Fund's Board of
                                        Directors, and holders of the preferred stock and common stock, voting as a single class, will elect the remaining directors. However, upon a failure by the Fund to pay dividends on any of its preferred stock in an amount equal to two full years' dividends, holders of the preferred stock, voting as a single class, will have the right to elect the smallest number of directors that would then constitute a majority of the directors until all cumulative dividends on all shares of preferred stock have been paid or provided for. Holders of Series B Preferred, Series C AMPS and any other preferred stock will vote separately as a class on certain other matters, as required under the Articles Supplementary, the 1940 Act and Maryland law. Except as otherwise indicated in this prospectus and as otherwise required by applicable law, holders of Series B Preferred and Series C AMPS will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of common stock and any other preferred stock as a single class. See "Description of the Series B Preferred and Series C AMPS -- Voting Rights."

Liquidation
Preference                              The liquidation preference of each share of Series B Preferred is $25. The liquidation preference of the Series C AMPS is $25,000 per share. Upon liquidation, shareholders will receive the liquidation preference plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date of distribution. See "Description of the Series B
                                        Preferred and Series C AMPS -- Liquidation Rights."


Use of Proceeds                         The Fund will use the net proceeds from the Offering to
                                        purchase additional portfolio securities in accordance with its investment objectives and policies. See "Use of Proceeds."

Listing                                 Series B Preferred. Prior to the Offering, there has been no public market for the Series B Preferred. Series B Preferred will be listed on the New
                                        York Stock Exchange. However, during an initial period which is not expected to exceed 30 days after the date of this prospectus, the Series B
                                        Preferred will not be listed on any securities exchange.

                                        Series C AMPS. The Series C AMPS will not be listed on an exchange.
                                        Broker-dealers may, but are not obliged to, maintain a secondary trading market in Series C AMPS outside of auctions. There can be no assurance that a secondary market will provide owners with liquidity. You may transfer
                                        Series C AMPS outside of auctions only to or through a broker-dealer that has entered into an agreement with an auction agent and the Fund or other persons as the Fund permits.

Special Characteristics
and Risks                               Series B Preferred.

                                        Primary risks associated with an investment in the Series B Preferred include:

                                        The market price for the Series B Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series B Preferred and other factors.

                                        During an initial period which is not expected to exceed 30 days after the date of this prospectus, the Series B Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series B Preferred; however, they have no obligation to do
                                        so. No assurances can be provided that listing on any securities exchange or market making by the underwriters will result in the market for Series B
                                        Preferred being liquid at any time.

                                        Series C AMPS.

                                        Primary risks associated with an investment in Series C AMPS, include:

                                        If an auction fails, you may not be able to sell some or all of your Series
                                        C AMPS. The Fund is not obliged to redeem your Series C AMPS if an auction fails. The underwriters are not required to make a market in the Series C
                                        AMPS. No broker-dealer is obligated to maintain a secondary market for the
                                        Series C AMPS apart from the auctions.

                                        You may receive less than the price you paid for your Series C AMPS if you sell them outside of the auction, especially when market interest rates are rising.

Both the Series B Preferred and Series C AMPS.

                                        An investment in either the Series B Preferred or Series C AMPS also includes the following primary risks:

                                        A rating agency could downgrade or withdraw the rating assigned to the preferred shares, which would likely have an adverse effect on the liquidity and market value of the preferred shares. The present credit rating does not eliminate or mitigate the risks of investing in the preferred shares.

                                        The Fund may be required to redeem your preferred shares to meet regulatory or rating agency requirements or may voluntarily redeem your preferred shares. Subject to such redemptions, the preferred shares are perpetual.

                                        The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to pay dividends on the preferred shares.

                                        The preferred shares are not an obligation of the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the
                                        Fund having insufficient assets to redeem all of the preferred shares for the full redemption price.

                                        The value of the Fund's investment portfolio may decline, reducing the asset coverage for the preferred shares. Further, if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio.

                                        The Fund invests a significant portion of its assets in convertible securities. Many convertible securities are not investment grade, that is, not rated within the four highest categories by S&P and Moody's. To the extent that the Fund's convertible securities and any other fixed income securities are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. See "Risk
                                        Factors and Special Considerations -- Asset Class Risks."

                                        The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase sponsored American Depository Receipts or
                                        U.S. denominated securities of foreign issuers, which will not be included in the Fund's 25% foreign securities limitation. Investing in securities of foreign companies and foreign governments, which are generally denominated in foreign currencies, may involve certain risks and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See
                                        "Risk Factors and Special Considerations -- Foreign Securities."

                                        The Investment Adviser (as hereinafter defined) is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See
                                        "Risk Factors and Special Considerations -- Dependence on Key Personnel."

Federal Income Tax
Considerations                          The Fund has qualified, and intends to remain qualified, for federal income tax purposes, as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet the distribution requirements. The
                                        Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other federal income tax considerations.

Management
and Fees                                Gabelli Funds, LLC serves as the Fund's investment adviser and is compensated for its services and its related expenses at an annual rate of
                                        1.00% of the Fund's average [weekly] net assets. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator. Notwithstanding the foregoing, the
                                        Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Fund's outstanding Series B Preferred, Series C AMPS or
                                        Series A Preferred for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series B Preferred and Series A Preferred, the stated annual dividend rate of such series and (ii) in the case of the Series C AMPS, the dividend rate for the Series C AMPS at the beginning of such year
                                        (including the anticipated cost of a swap or cap if the Fund hedges its
                                        Series C AMPS dividend obligations), in every case prorated during the year such series is issued and the final year such series is outstanding.

Repurchase of Common
Stock and Anti-takeover
Provisions                              The Fund is authorized to repurchase up to 500,000 shares of its common stock in the open market when the common stock is trading at a discount of
                                        10% or more (or such other percentage as the Board may determine from time to time) from net asset value. Through June 30, 2002, the Fund has repurchased in the open market 305,200 shares of its common stock under this authorization. See "Description of Capital Stock and Other Securities
                                        -- Common Stock." Certain provisions of the Fund's charter (the "Charter")
                                        and the Fund's by-laws (the "By-Laws") may be regarded as "anti-takeover"
                                        provisions. Pursuant to these provisions, only one of three classes of directors is elected each year, and the affirmative vote of the holders of
                                        75% of the outstanding shares of the Fund is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company.
                                        The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal stockholder. These provisions may have the effect of depriving
                                        Fund stockholders of an opportunity to sell their stock at a premium to the prevailing market price. See "Anti-takeover Provisions of the Charter and
                                        By-Laws."

Custodian, Transfer Agent,
Dividend-Disbursing Agent,
Auction Agent                           State Street Bank and Trust Company (the "Custodian"), located at 150
                                        Royall Street, Canton, MA 02021, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the
                                        Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

                                        EquiServe Trust Company, N.A., located at PO Box 43025, Providence, RI
                                        02940-3025, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for stock of the Fund.

                                        Series B Preferred. State Street Bank and Trust Company serves as the
                                        Fund's custodian with respect to the Series B Preferred. The Bank of New
                                        York, located at 5 Penn Plaza, 13th Floor, New York, NY 10001, will serve as the Fund's transfer agent, registrar, dividend and paying agent and redemption agent with respect to the Series B Preferred.

                                        Series C AMPS. The Bank of New York will also serve as the Fund's auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series C AMPS.

Auction Procedures                      You may buy, sell or hold Series C AMPS in the auction. The following is a brief summary of the auction procedures, which are described in more detail elsewhere in this prospectus and in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning as set forth in this prospectus or the SAI.

                                        The auctions determine the dividend rate for the Series C AMPS, but each dividend rate will not be higher than the maximum applicable rate. See
                                        "Description of the Series B Preferred and Series C AMPS -- Dividends on
                                        the Series C AMPS."

                                        If you own shares of Series C AMPS, you may instruct your broker-dealer to enter one of three kinds of order in the auction with respect to your shares: sell, bid and hold.

                                        If you enter a sell order, you indicate that you want to sell Series C AMPS at $25,000 per share, no matter what the next dividend period's rate will
                                        be.

                                        If you enter a bid (or "hold at a rate") order, which must specify a dividend rate, you indicate that you want to sell Series C AMPS only if the next dividend period's rate is less than the rate you specify.

                                        If you enter a hold order you indicate that you want to continue to own
                                        Series C AMPS, no matter what the next dividend period's rate will be.

                                        You may enter different types of orders for different portions of your
                                        Series C AMPS. You may also enter an order to buy additional Series C AMPS.
                                        All orders must be for whole shares. All orders you submit are irrevocable.
                                        There is a fixed number of Series C AMPS shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the
                                        Series C AMPS and general economic conditions including current interest rates. If you own Series C AMPS and submit a bid for them higher than the maximum applicable rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Series C AMPS, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

                                        If you do not then own Series C AMPS, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above the dividend rate you specify. If your bid for shares you do not already own specifies a rate higher than the maximum applicable rate, your bid will not be considered.

                                        Broker-dealers will submit orders from existing and potential holders of
                                        Series C AMPS to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Series C AMPS. A broker-dealer's failure to submit orders for Series C AMPS held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

                                        The auction agent after each auction for the Series C AMPS will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than one year, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times (iii) $25,000, times (iv) the aggregate number of Series C AMPS shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series C AMPS placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers.

                                        If the number of Series C AMPS shares subject to bid orders by potential holders with a dividend rate equal to or lower than the maximum applicable rate is at least equal to the number of Series C AMPS shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Series C AMPS available for purchase in the auction.

                                        If the number of Series C AMPS shares subject to bid orders by potential holders with a dividend rate equal to or lower than the maximum applicable rate is less than the number of Series C AMPS shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum applicable rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Series C AMPS for which they submitted sell orders.

                                        The auction agent will not consider a bid above the maximum applicable rate. The purpose of the maximum applicable rate is to place an upper limit on dividends with respect to the Series C AMPS and in so doing to help protect the earnings available to pay dividends on common shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Series C AMPS offered for sale than there are buyers for those shares).

                                        If broker-dealers submit or are deemed to submit hold orders for all outstanding Series C AMPS, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 80% of the "AA" Financial Composite Commercial Paper Rate.

                                        The auction procedures include a pro rata allocation of Series C AMPS shares for purchase and sale. This allocation process may result in an existing holder selling, or a potential holder buying, fewer shares than the number of Series C AMPS shares in its order. If this happens, broker-dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

                                        Settlement of purchases and sales will be made on the next business day
                                        (which also is a dividend payment date) after the auction date through The
                                        Depository Trust Company. Purchasers will pay for their Series C AMPS through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

                                        The first auction for Series C AMPS will be held on [__], 2003, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for
                                        Series C AMPS normally will be held every Tuesday (or the next preceding business day if Tuesday is a holiday), and each subsequent dividend period for the Series C AMPS normally will begin on the following Wednesday.

                                        If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then current dividend period so extended and the dividend payment date for such dividend period will be the first business day next succeeding the end of such period.

 Interest Rate Transactions             In connection with the sale of the Series C AMPS, the Fund may enter into interest rate swap or cap transactions in order to reduce the impact of changes in the dividend rate of the Series C AMPS or obtain the equivalent of a fixed rate for the Series C AMPS that is lower than the Fund would have to pay if it issued fixed rate preferred shares. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the
                                        Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series C AMPS. In an interest rate cap, the
                                        Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, the Fund would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the
                                        Articles Supplementary even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on the Series C AMPS.
                                        In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Series C AMPS. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage.
                                        If the Fund fails to maintain the required asset coverage on its outstanding preferred stock or fails to comply with other covenants, the
                                        Fund may, and in certain circumstances will be required to, mandatorily redeem some or all of these shares (including the Series C AMPS). Such redemption likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could require the Fund to make a termination payment to the counterparty.
                                        The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the value of the
                                        Fund's net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to the Series C AMPS in a notional amount in excess of the outstanding amount of the Series C AMPS. See "Investment
                                        Practices -- Interest Rate Transactions" for additional information.

                  TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS

         The Fund intends to distribute to its stockholders substantially all of its net capital gains and net investment income (including short term capital gain). The Fund operates as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and distributions by a regulated investment company generally retain their character as capital gain or ordinary income when received by individual investors who hold its preferred or common stock. Thus dividends paid by the Fund to holders of the Series B Preferred or Series C AMPS may, for federal income tax purposes, consist of varying proportions of long-term capital gain, ordinary income and/or returns of capital.

         Capital gain on assets held longer than 12 months generally is currently taxable to individuals at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years, the holding period of which began after December 31, 2000). Net investment income, which includes short-term capital gain of the Fund, are currently taxable to individuals at a maximum rate of [__]%.

         Although the Fund is not managed using a tax-focused investment strategy and does not seek to achieve any particular distribution composition, individual investors in the Series B Preferred or Series C AMPS would, under current federal income tax law, realize a tax advantage on their investment to the extent that distributions by the Fund to its stockholders are composed of long-term capital gain which is taxed at a lower rate than ordinary income. In contrast, preferred stock dividends distributed by corporations that are not regulated investment companies are generally taxed, for federal income tax purposes, as ordinary income.

         Over the past one, three and five fiscal years ending December 31, 2002, the distributions of taxable income by the Fund consisted of [__]%, [__]%, and [__]% long-term capital gains. The Fund has no reason to expect that these percentages will decrease materially in the future although it cannot provide any assurances in this regard.

         Corporate taxpayers are subject to a 35% tax on capital gain and ordinary income dividends. In addition, corporate taxpayers that are eligible for the dividends received deduction on dividends that constitute ordinary income will not be able to utilize that deduction with respect to Fund dividends that constitute long-term capital gain, and so may incur a tax disadvantage by holding stock in the Fund.

         The federal income tax characteristics of the Fund and the taxation of its stockholders are described more fully under "Taxation."

Assumptions

         The following tables show examples of the pure ordinary income equivalent yield that would be generated by the stated dividend rate on the Series B Preferred and Series C AMPS, respectively, assuming distributions for federal income tax purposes consisting of different proportions of long-term capital gain and ordinary income (including short-term capital gain) for an individual in the [__]% and [__]% federal marginal income tax brackets. In reading these tables, you should understand that a number of factors could affect the actual composition for federal income tax purposes of the Fund's distributions each year. Such factors include (i) the Fund's investment performance for any particular year, which may result in distributions of varying proportions of long-term capital gain, ordinary income and/or return of capital and (ii) revocation or revision of the Internal Revenue Service revenue ruling requiring the proportionate allocation of types of income among the holders of various classes of a regulated investment company's capital stock.

         These tables are for illustrative purposes only and cannot be taken as an indication of the actual composition for federal income tax purposes of the Fund's future distributions.

                                                  Series B Preferred                    Series B Preferred
                                                        Annual                                Annual
                                                    Dividend Rate                          Dividend Rate
                                                    -------------                          -------------

                                                      [--]%                                     [--]%

Percentage of Series B Preferred Stated       Tax Equivalent Yield for an          Tax Equivalent Yield for an
Annual Dividend Comprised of                    Individual in the 39.1%              Individual in the 30.5%
----------------------------------------      federal Income Tax Bracket(1)        federal Income Tax Bracket(1)
 Long-Term                 Ordinary           ---------------------------          ----------------------------
Capital Gains              Income
-------------              ------

  83.3%                    16.7%                           %                                     %

  75.0%                    25.0%                           %                                     %

  66.7%                    33.3%                           %                                     %

  50.0%                    50.0%                           %                                     %

  33.3%                    66.7%                           %                                     %

  25.0%                    75.0%                           %                                     %

  16.7%                    83.3%                           %                                     %

   0.0%                    100.0%                          %                                     %


________________________

   (1) Annual taxable income levels corresponding to the 2003 federal marginal tax brackets are as follows:

        2003 federal Income Tax Bracket*                 Single            Joint
        --------------------------------                 ------            -----




         Your federal marginal income tax rates may exceed the rates shown in the above tables due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income may be subject to certain state, local and foreign taxes. If you pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

   * The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.

         These tables are for illustrative purposes only and cannot be taken as an indication of the actual composition for federal income tax purposes of the Fund's future distributions.


                                                  Series C AMPS Illustrative Annual     Series C AMPS Illustrative
                                                           Dividend Rate**                Annual Dividend Rate**
                                                  -----------------------------------   ----------------------------
                                                        %                 %                   %              %
      Percentage of Series C AMPS Share
  Illustrative Annual Dividend Comprised of
----------------------------------------------
       Long-Term                                     Tax Equivalent Yield for an         Tax Equivalent Yield for
     Capital Gains           Ordinary Income             Individual in the [ ]%            an Individual in the [ ]%
     -------------           ---------------          federal Income Tax Bracket(1)      federal Income Tax Bracket(1)
                                                    -----------------------------------   ----------------------------
         90.0%                    10.0%                 %                 %                   %              %
         83.3%                    16.7%                 %                 %                   %              %
         75.0%                    25.0%                 %                 %                   %              %
         66.7%                    33.3%                 %                 %                   %              %
         50.0%                    50.0%                 %                 %                   %              %
         33.3%                    66.7%                 %                 %                   %              %
         25.0%                    75.0%                 %                 %                   %              %
         16.7%                    83.3%                 %                 %                   %              %
         10.0%                    90.0%                 %                 %                   %              %
          0.0%                    100.0%                %                 %                   %              %

__________________

   ** Actual dividend rates for the Series C AMPS will vary. See "Description of the Series B Preferred and Series C AMPS-Dividends."

   (1) Annual taxable income levels corresponding to the 2003 federal marginal tax brackets are as follows:

        2003 federal Income Tax Bracket***               Single            Joint
        --------------------------------                 ------            -----




         Your federal marginal income tax rates may exceed the rates shown in the above tables due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income may be subject to certain state, local and foreign taxes. If you pay alternative minimum tax, or AMT, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

         *** The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.

                             FINANCIAL HIGHLIGHTS

         The table below sets forth selected financial data for a share of common stock outstanding throughout the periods presented. The per share operating performance and ratios for the fiscal years ended December 31, 2002, 2001, 2000, 1999, and 1998 have been audited by [__], the Fund's independent accountants, as stated in their report, which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.

                                                       THE GABELLI CONVERTIBLE
                                                    AND INCOME SECURITIES FUND INC.
                                                         FINANCIAL HIGHLIGHTS

Selected data for a Fund common share
outstanding throughout each period:
                                                                           Year Ended December 31,
                                                              --------------------------------------------------------------
  Operating performance:                             2002        2001         2000         1999         1998         1997
                                                  ----------- ----------  -----------  -----------  -----------  -----------

     Net asset value, beginning of period.....
                                                  ----------- ----------  -----------  -----------  -----------  -----------
     Net investment income....................
     Net realized and unrealized gain
        (loss) on investments.................
                                                  ----------- ----------  -----------  -----------  -----------  -----------
     Total from investment operations.........
                                                  ----------- ----------  -----------  -----------  -----------  -----------
  Distributions to preferred stock shareholders:
     Net investment income....................
     Net realized gain on investments.........
                                                  ----------- ----------  -----------  -----------  -----------  -----------
     Total distributions to preferred
        stock shareholders....................
                                                  ----------- ----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets
     attributable to common stock
     shareholders resulting from operations...
                                                  ----------- ----------  -----------  -----------  -----------  -----------
  Distributions to common stock shareholders:
     Net investment income....................
     Net realized gain on investments
     Paid in capital
                                                  ----------- ----------  -----------  -----------  -----------  -----------
     Total distributions to common stock
        shareholders..........................
                                                  ----------- ----------  -----------  -----------  -----------  -----------
  Capital share transactions:
     Increase in net asset value from
        common share transactions.............
     Preferred share offering costs
        charged to paid-in capital............
                                                  ----------- ----------  -----------  -----------  -----------  -----------
     Total capital share transactions.........
                                                  ----------- ----------  -----------  -----------  -----------  -----------
  Net asset value attributable to common
      stock shareholders, end of period.......
                                                  =========== ==========  ===========  ===========  ===========  ===========
     Net asset value total return+............
                                                  =========== ==========  ===========  ===========  ===========  ===========
     Market value, end of period..............
                                                  =========== ==========  ===========  ===========  ===========  ===========
     Total investment return++
                                                  =========== ==========  ===========  ===========  ===========  ===========
  Ratios and supplemental data:
     Net assets including liquidation
           value of preferred shares, end of
           period (in 000's)...................
     Net assets attributable to common
           shares, end of period (in 000's)....
     Ratio of net investment income to
           average net assets attributable to
           common shares.......................
     Ratio of operating expenses to
           average net assets attributable to
           common shares (a)...................
     Ratio of operating expenses to
           average total net assets including
           liquidation value of preferred
           shares (d)..........................
     Portfolio turnover rate
  Cumulative Preferred Stock:
     8.00% Cumulative Preferred Stock
        Liquidation value, end of period
        (in 000's).............................
     Total shares outstanding (in 000's).......
     Liquidation preference per share
     Average market value (b)
     Asset coverage............................
     Asset coverage per share..................

_______________________

+ Based on net asset value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized
(a) The ratio of operating expenses to average net assets attributable to common stock for the fiscal year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including the custodian fee credit, the ratio of operating expenses to average net assets attributable to common stock for the year would have been 1.67%.
(b)   Based on weekly prices.
(c)   Annualized.
(d)   Amounts are attributable to both common and preferred stock assets.


                                                                                    Year Ended December 31,
                                                             ---------------------------------------------------------------
                                                               1996+        1995+        1994+         1993+        1992+
                                                             ----------  -----------  -----------   -----------  -----------
  Operating Performance:
     Net asset value, beginning of period...............
                                                             ----------  -----------  -----------   -----------  -----------
     Net investment income..............................
     Net realized and unrealized gain (loss) ...........
     on securities......................................
                                                             ----------  -----------  -----------   -----------  -----------
     Total from investment operations...................
                                                             ----------  -----------  -----------   -----------  -----------
  Distributions to common stock shareholders:
     Net investment income..............................
     Net realized gain on investments...................
     Distributions in excess of net investment income...
     Distributions in excess of net realized gains......
     Paid-in capital....................................
                                                             ----------  -----------  -----------   -----------  -----------
     Net asset value, end of period.....................
                                                             ==========  ===========  ===========   ===========  ===========
     Market value, end of period........................
                                                             ==========  ===========  ===========   ===========  ===========
     Total Net Asset Value Return ++ (a)................
     Total Investment Return ++(b)......................
  Ratios to average net assets/supplemental data:
     Net assets, end of period (in thousands)...........
     Ratio of operating expenses to average
       net assets(c)....................................
     Ratio of net investment income (loss)
        to average net assets...........................
     Portfolio turnover rate............................
     Average commission rate (d)........................

______________________

+     No preferred stock outstanding during this period.
++ Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions.
(a) Based on net asset value per share, adjusted for reinvestment of all distributions.
(b) Based on net asset value per share through March 31, 1995, the date of conversion of the Fund to closed-end status, and market value thereafter, adjusted for reinvestment of all distributions.
(c) Includes, for 1995, a current period expense associated with the conversion of the Fund to closed-end Status. Without the conversion expense, this ratio would have been 1.28% in 1995. Includes, for 1997, the advisory fee reduction on incremental assets raised through the issuance of preferred shares of $36,986. Without this advisory fee reduction, this ratio would have been 1.42%.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

         The following table provides information about the Fund's Series A 8% Cumulative Preferred stock since its issuance in May 1997. The information has been audited by [__], independent accountants.

                                                          Involuntary
                                                           Liquidation         Average
Year ended             Shares           Asset Coverage     Preference          Market
December 31,         Outstanding          Per Share         Per Share       Value Per Share
------------         -----------          ---------        ------------     ---------------

2002                                                          $25.00

2001                                                          $25.00

2000                                                          $25.00

1999                                                          $25.00

1998                                                          $25.00

1997                                                          $25.00


         For purposes of the foregoing table, the Asset Coverage Per Share is calculated by dividing the total value of the Fund's assets on December 31 of the relevant year by the number of shares of Series A 8% Cumulative Preferred Stock outstanding on that date. Involuntary Liquidation Preference Per Share refers to the amount holders of Series A 8% Cumulative Preferred Stock are entitled to receive per share in the event of liquidation of the Fund prior to the holders of common stock being entitled to receive any amounts in respect of the assets of the Fund. The Average Market Value Per Share is the average of the weekly closing prices of the Series A 8% Cumulative Preferred Stock on the NYSE each week during the relevant year.


                                 USE OF PROCEEDS

         The net proceeds of the Offering are estimated at $[__], after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will be able to invest the proceeds of the Offering according to the Fund's investment objectives and policies within six months after the completion of the Offering. Pending such investment, the Fund will hold the proceeds in high quality short-term debt securities and instruments.


                                    THE FUND

         The Fund was incorporated in Maryland on December 19, 1988 as an open-end, diversified, management investment company. The Fund converted to closed-end status after receiving stockholder approval of its Charter on February 21, 1995 and filing of the Charter in Maryland on March 31, 1995. The Fund's common stock is traded on the New York Stock Exchange under the symbol "GCV." The Fund's Series A Preferred, all of which is expected to be redeemed by the Fund on February 11, 2003, currently trades on the New York Stock Exchange under the symbol "GCV Pr."


                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the Fund is to seek a high level of total return on its assets. The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation. There is no assurance that this objective will be achieved. It is, however, a fundamental policy of the Fund and cannot be changed without stockholder approval. Under normal circumstances the Fund will invest at least 80% of the value of its total assets (taken at current value) in "convertible securities," i.e., securities (bonds, debentures, corporate notes, preferred stocks and other similar securities) that are convertible into common stock or other equity securities, and "income securities," i.e., nonconvertible securities having a history of regular payments or accrual of income to holders. Securities received upon conversion of a convertible security will not be included in the calculation of the percentage of Fund assets invested in convertible securities but may be retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. The Fund expects to continue its practice of investing in convertible securities to the extent attractive opportunities are available.

         The Fund may invest up to 20% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Registration Statement) in any combination and quantity of securities that do not generate any income, such as common stocks that do not pay dividends. In selecting any of the foregoing securities for investment, the factors that will be considered by the Investment Adviser include the Investment Adviser's evaluation of the underlying value of the assets and business of the issuers of the securities, the potential for capital appreciation, the price of the securities, the issuer's balance sheet characteristics and the perceived skills and integrity of the issuer's management.

         During periods when it is deemed necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks and obligations issued or guaranteed by the United States government, its instrumentalities or agencies and, subject to statutory limitations, unaffiliated money market mutual funds, unless an exemptive order permits the Fund to invest in affiliated money market funds. The yield on these securities will, as a general matter, tend to be lower than the yield on other securities to be purchased by the Fund. See " -- Investment Practices -- Temporary Defensive Investments."

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

         o the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

         o    the interest or dividend income generated by the securities;

         o the potential for capital appreciation of the securities and any underlying common stocks;

         o the prices of the securities relative to any underlying common stock;

         o the prices of the securities relative to other comparable securities;

         o whether the securities are entitled to the benefits of sinking funds or other protective conditions or covenants;

         o the existence of any anti-dilution protections or guarantees of the security; and

         o    the diversification of the Fund's portfolio as to issuers.

The Investment Adviser's investment philosophy with respect to debt and equity securities seeks to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst -- something indigenous to the company, its industry or country that will surface additional value.

Investment Practices

         Convertible Securities. A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

         Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the "investment value," represents the security's theoretical price support level.

         "Conversion value" is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company's particular circumstances. If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.

         In its selection of convertible securities for the Fund, the Investment Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund's overall investment objective. See "Convertible Securities" in the Statement of Additional Information. The Fund may convert a convertible security that it holds:

         o when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

         o    to facilitate a sale of the position;

         o if the dividend rate on the underlying common stock increases above the yield on the convertible security; or

         o whenever the Investment Adviser believes it is otherwise in the best interests of the Fund.

         Convertible securities are generally not investment grade, that is, not rated within the four highest categories by Standard & Poor's Rating Group ("S&P") and Moody's Investor Services Inc. ("Moody's"). To the extent that such convertible securities and other nonconvertible debt securities, which are acquired by the Fund consistent with the factors considered by the Investment Adviser as described in this prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. It is expected that not more than 50% of the Fund's portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Investment Adviser. Those securities and securities rated BB or lower by S&P or Ba or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. "Junk bonds" are considered by the rating agencies to be predominantly speculative and may involve major risk exposure to adverse conditions. See "Risk Factors and Special Considerations -- Asset Class Risks."

         The Fund's investments in securities of issuers in default will be limited to not more than 5% of the total assets of the Fund. Further, the Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will emerge from bankruptcy and the value of such securities will appreciate. By investing in securities of issuers in default the Fund bears the risk that such issuers will not emerge from bankruptcy or that the value of such securities will not appreciate. Securities rated BBB by S&P or Baa by Moody's, in the opinion of the rating agencies, also have speculative characteristics. Securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund. See "Appendix A -- Description of Corporate Bond Ratings."

         The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid securities and other investments. The current intention of the Investment Adviser is not to invest in excess of 15% of the Fund's net assets in illiquid convertible securities or income securities. Common stockholders will be notified if the Investment Adviser changes its intention. Investments in unregistered or otherwise illiquid securities entail certain risks related to the fact that they cannot be sold publicly in the United States without registration under the Securities Act. See "Risk Factors and Special Considerations -- Asset Class Risks."

         Income Securities. Although it is the Fund's policy to invest in convertible securities to the extent attractive opportunities are available, the Fund may also invest in income securities other than convertible securities that are expected to periodically accrue or generate income for their holders. Such income securities include (i) fixed income securities such as bonds, debentures, corporate notes, preferred stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser, and (ii) common stocks of issuers that have historically paid periodic dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer's common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

         The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer's call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

         The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

         The Fund also may invest in common stock of issuers that have historically paid periodic dividends or otherwise made distributions to common stockholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

         Special Investment Methods.

         Options. On behalf of the Fund, the Investment Adviser may, subject to guidelines of the Board of Directors, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies that are listed on a national securities exchange or in the U.S. over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stock that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns. The Fund may not write covered call options in an amount exceeding 25% of the value of its total assets. The Fund's investment in OTC options is limited to 5% of its total assets.

         A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right, in return for the premium paid, to sell to the writer (seller) of the put option the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

         An exchange traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. See "Investment Practices -- Derivative Instruments" in the SAI.

         Futures Contracts and Options Thereon. On behalf of the Fund, the Investment Adviser may, subject to guidelines of the Board of Directors, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. Government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

         Under the CFTC regulations, the Investment Adviser on behalf of the Fund (i) may purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) may enter into non-hedging transactions, provided that, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's existing futures positions and option premiums does not exceed 5% of the market value of the Fund's total assets.

         Forward Currency Exchange Contracts. Subject to guidelines of the Board of Directors, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions, and the amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies. The Fund will only enter into forward currency contracts with parties that it believes to be creditworthy.

         Short Sales Against the Box. The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for such sales.

         To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount to the securities sold short or securities convertible into, or exchangeable for, such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for U.S. Federal income tax purposes. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

         Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller that undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day but may have a duration of up to a week. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal to all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. The Board of Directors will monitor the creditworthiness of the contra party to the repurchase agreements.

         If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

         Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. While these loans of portfolio securities will be made in accordance with guidelines approved by the Board of Directors, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Special Investment Methods -- Loans of Portfolio Securities" in the SAI.

         Leverage. As provided in the 1940 Act and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund is permitted to issue additional preferred stock or debt so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred stock and debt outstanding. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines that may permit the Fund to obtain leverage at attractive rates. The Fund has authorized the issuance of 2,000,000 shares of preferred stock. The Fund currently has 600,000 shares of preferred stock outstanding, all of which it expects to redeem on February 11, 2003. The Fund's outstanding preferred stock has a stated dividend rate of 8% per annum.

         Corporate Reorganizations. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals that are consummated, the Fund may sustain a loss.

         Warrants and Rights. The Fund may invest without limit in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

         Other Investment Companies. The Fund may invest up to 5% of its total assets in no more than 3% of the securities of any one investment company including small business investment companies and may invest up to 10% of its total assets in the securities of other investment companies in the aggregate. The purchase of securities in investment companies will result indirectly in the payment of duplicative management fees by the Fund. The Fund will not purchase the securities of affiliated investment companies.

         Foreign Securities. The Fund may invest up to 25% of its total assets in securities of foreign issuers, which are generally denominated in foreign currencies. See "Risk Factors and Other Considerations -- Foreign Securities."

         The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. denominated securities of foreign issuers, which will not be included in this foreign securities limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase of securities. Such transactions may include purchases on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will maintain a segregated account of cash or liquid high-grade debt securities with the Fund's custodian in an aggregate amount at least equal to the amount of its forward commitments as long as the obligation to purchase continues.

         Temporary Defensive Investments. During temporary defensive periods and during periods when the Fund's normal asset allocation is not optimal, the Fund may invest more heavily in securities of U.S. government sponsored instrumentalities and in money market mutual funds that invest in those securities, which, in the absence of an exemptive order, are not affiliated with the Investment Adviser. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its investment objective.

         Further information on the investment objective and policies of the Fund are set forth in the SAI.

         Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The Fund's investment restrictions are more fully discussed under "Investment Restrictions" in the SAI.

         Interest Rate Transactions. In order to reduce the impact of changes in the dividend rate of the Series C AMPS or obtain the equivalent of a fixed rate for the Series C AMPS that is lower than the Fund would have to pay if it issued fixed rate preferred shares, the Fund may enter into interest rate swap or cap transactions.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series C AMPS. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on the Series C AMPS. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Series C AMPS. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Series C AMPS. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Articles Supplementary, if the Fund fails to maintain the required asset coverage on the outstanding preferred stock (including the Series C AMPS) or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund may also choose to redeem some or all of the Series C AMPS at any time. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to Series C AMPS in a notional amount in excess of the outstanding amount of the Series C AMPS.

         Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.

         Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Preferred Stock

         There are a number of risks associated with an investment in the Series B Preferred or Series C AMPS. The value for the Series B Preferred and Series C AMPS will be influenced by changes in interest rates, the perceived credit quality of the Series B Preferred or Series C AMPS and other factors. The Series B Preferred and Series C AMPS are subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate than that of the Series B Preferred or Series C AMPS. Subject to such circumstances, the Series B Preferred and Series C AMPS are perpetual. The credit rating on the Series B Preferred or Series C AMPS could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series B Preferred or Series C AMPS. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series B Preferred or Series C AMPS. The Series B Preferred and the Series C AMPS are not obligations of the Fund. The Series B Preferred and Series C AMPS would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series B Preferred and Series C AMPS for the full redemption price.

Leverage Risk

         The Fund uses financial leverage for investment purposes by issuing preferred stock. It is currently anticipated that, taking into account the Series B Preferred and Series C AMPS being offered in this prospectus, the amount of leverage will represent approximately [__]% of the Fund's managed assets (as defined below). The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the Series B Preferred and Series C AMPS's asset coverage.

         Because the fee paid to the Investment Manager will be calculated on the basis of the Fund's managed assets (which equal the aggregate net asset value of the common shares plus the liquidation preference of the preferred stock), when the Fund's total return at least equals the dividend rate on the preferred stock (rather than only on the basis of net assets attributable to the common stock) the fee may be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

Restrictions on Dividends and Distributions

         Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred stock (including the Preferred Series B and Series C
AMPS) to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxation" in the SAI.

General Ratings and
Asset Coverage Risk

         While it is a condition to the closing of the offering that [__] assigns a rating of [__] to the Series B Preferred and Series C AMPS and that [__] assigns a rating of [__] to the Series C AMPS, the ratings do not do not eliminate or necessarily mitigate the risks of investing in Series B Preferred or Series C AMPS . For additional risks related to ratings and asset coverage risk with respect to the Series C AMPS, see "Special Risks of the Series C AMPS--Ratings and Asset Coverage Risk" below. --

         [__] or another rating agency then rating the Series C AMPS could downgrade the Series C AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency rating the Series C AMPS at the Fund's request downgrades the Series C AMPS, the maximum dividend rate on the Series C AMPS will increase. See "Description of the Series B Preferred and Series C AMPS -- Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

Asset Class Risks

         Credit Risk for Convertible Securities and Fixed Income Securities. Many convertible securities are not investment grade, that is, not rated within the four highest categories by S&P and Moody's. To the extent that the Fund's convertible securities and any other fixed income securities are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. It is expected that not more than 50% of the Fund's portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Investment Adviser.

         Securities rated BB or lower by S&P or Ba or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. "Junk bonds" are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as:

         o    greater volatility and credit risk;

         o vulnerability to economic downturns and changes in interest rates;

         o sensitivity to adverse economic changes and corporate developments;

         o additional expenses to pursue recovery from issuers that default;

         o redemption or call provisions that may be exercised at inopportune times;

         o difficulty in accurately valuing or disposing of such securities;

         o    subordination to other debt of the issuer; and

         o    junk bonds are generally unsecured.

Convertible securities and other income securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund. See "Appendix A -- Description of Corporate Bond Ratings."

         In addition, securities ratings are relative and subjective and not absolute standards of quality. They are based largely on an issuer's historical financial condition and the rating agency's analysis at the time of the rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         Dilution Risk for Convertible Securities. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect.

         Illiquid Securities. The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

         Unregistered convertible securities or the securities obtained upon conversion normally may be resold publicly under certain volume and other restrictions beginning two years following the acquisition of the unregistered convertible securities and without any restrictions beginning three years after the acquisition of the unregistered convertible securities. Unregistered securities that are freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the "SEC") may be treated as liquid if they satisfy institutional liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Directors will monitor their liquidity.

         Interest Rate Risk for Fixed Income Securities. The primary risk associated with fixed income securities is interest rate risk. A decrease in interest rates will generally result in an increase in the value of a fixed income security, while increases in interest rates will generally result in a decline in its value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset.

         Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities, like fixed rate securities, also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes.

         Distribution Risk for Equity Income Securities. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion.

         Equity Risk. The principal risk of investing in equity securities is equity risk. Equity risk is the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company's particular circumstances. Common stock in which the Fund will invest or receive upon conversion of convertible securities is subject to such equity risk. In the case of convertible securities, it is the conversion value of a convertible security that is subject to the equity risk; that is, if the appreciation potential of a convertible security is not realized, the premium paid for its conversion value may not be recovered. See "Investment Objectives and Policies -- Investment Practices -- Convertible Securities."

         Ratings Risk. The rating received by the Fund on its outstanding preferred stock, or on any other senior security that it may issue, is an assessment by the applicable rating agency of the capacity of the Fund to satisfy its obligations on its outstanding senior securities. However, a "AAA" rating on the Fund's outstanding preferred stock does not eliminate or mitigate the risks associated with investing in the Fund's common stock. In addition, should the rating on the Fund's preferred stock be lowered or withdrawn by the relevant rating agency, there may be an adverse effect on the market value of the Fund's preferred stock and the Fund may also be required to redeem all or part of its outstanding preferred stock. If the Fund were required to redeem its outstanding preferred stock (in whole or part) as a result of the change in or withdrawal of the rating, the common stock of the Fund will lose the benefits associated with a leveraged capital structure.

Long-term Objective

         The Fund is intended for investors seeking long-term capital growth. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objectives as well as the shareholder's other investments when considering an investment in the Fund.

Market Value and Net Asset Value

         The Fund is a diversified, closed-end management investment company. Closed-end funds are bought and sold in the securities markets and may trade at either a premium or discount from net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of stock of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its stock will trade at, below or above net asset value. Stockholders desiring liquidity may, subject to applicable securities laws, trade their stock in the Fund on the New York Stock Exchange or other markets on which such stock may trade at the then current market value, which may differ from the then current net asset value. Stockholders will incur brokerage or other transaction costs to sell stock.

Foreign Securities

         Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Fund may invest up to 25% of its total assets in securities of foreign issuers.

         The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. denominated securities of foreign issuers, which will not be included in the 25% foreign securities limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

Special Risks of Derivative Transactions

         Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

         o dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         o the possible absence of a liquid secondary market for any particular instrument at any time;

         o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

         o    the creditworthiness of counterparties.

For a further description, see "Risk Factors and Special Considerations -- Futures Transactions" and "Risk Factors and Special Considerations -- Forward Currency Exchange Contracts."

Futures Transactions

         Futures and options on futures entail certain risks, including but not limited to the following:

         o no assurance that futures contracts or options on futures can be offset at favorable prices;

         o possible reduction of the yield of the Fund due to the use of hedging;

         o possible reduction in value of both the securities hedged and the hedging instrument;

         o possible lack of liquidity due to daily limits on price fluctuation;

         o imperfect correlation between the contracts and the securities being hedged; and

         o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

For a further description, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

Forward Currency Exchange Contracts

         The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

Dependence on Key Personnel

         The Investment Adviser is dependent upon the expertise of Mr. Mario
J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Recent Developments

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world markets. A similar disruption of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Series B Preferred and Series C AMPS.

Special Risks of the Series B Preferred

         Illiquidity Prior to Exchange Listing. Prior to the Offering, there has been no public market for the Series B Preferred. Application has been made to list the Series B Preferred on the New York Stock Exchange. However, during an initial period which is not expected to exceed 30 days after the date of this prospectus, the Series B Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series B Preferred, though, they have no obligation to do so. Consequently, an investment in the Series B Preferred may be illiquid during such period.

Special Risks of the Series C AMPS

         Auction Risk. You may not be able to sell your Series C AMPS at an auction if the auction fails, i.e. if there is more Series C AMPS offered for sale than there are buyers for those shares. Also, if you place orders (place a hold order) at an auction to retain Series C AMPS only at a specified rate that exceeds the rate set at the auction, you will not retain your Series C AMPS. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Series C AMPS, which could also affect the liquidity of your investment. See ""Description of the Series B Preferred and Series C AMPS" and "The Auction."

         Secondary Market Risk. If you try to sell your Series C AMPS between auctions, you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the Series C AMPS are not required to maintain this market, and the Fund is not required to redeem Series C AMPS if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Series C AMPS is not registered on a stock exchange or the NASDAQ stock market. If you sell your Series C AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.

                             MANAGEMENT OF THE FUND

         The Fund's Board of Directors (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser and the Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Investment Adviser, under the supervision of the Fund's Board of Directors, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets. However, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of its outstanding preferred stock for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate of such preferred stock, prorated during the year such preferred stock is issued and the final year it is outstanding. For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

         The Investment Adviser, together with other affiliated investment advisers, has assets under management totaling over $[__] billion as of December 31, 2002. The Investment Adviser was organized in 1999 and is the successor to the investment advisory division of Gabelli Funds, Inc., which was organized in 1980. As of December 31, 2002, the Investment Adviser and its affiliate, Gabelli Advisers, Inc., act as primary investment adviser to 20 management investment companies with aggregate net assets of $[__] billion. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as investment sub-adviser to management investment companies having aggregate assets of $[__] billion under management as of December 31, 2002. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for the Treasurer's Fund and separate accounts having aggregate assets of $[__] billion under management as of December 31, 2002.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Investment Adviser (the "Advisory Agreement") including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all directors of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with its respective Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan, SEC fees, fees and expenses of unaffiliated directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its stock for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

         In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services, stock exchange listing fees, expenses relating to the offering of preferred stock, costs of printing proxies, stock certificates and stockholder reports, charges of State Street Bank and Trust Company ("State Street," the "Custodian," "Transfer Agent" or "Dividend Disbursing Agent") charges of EquiServe, SEC fees, fees and expenses of unaffiliated directors, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing stockholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

         The Investment Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Contract including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

         Mario J. Gabelli is responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Investment Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; Chairman of the Board and Chief Executive Officer of Lynch Corporation, a diversified manufacturing company, and Lynch Interactive Corporation, a multimedia and communications services company; and Director of Spinnaker Industries, Inc., a manufacturing company.

Non-resident Directors

         Karl Otto Pohl and Anthonie C. van Ekris, directors of the Fund, reside outside the United States and all or a significant portion of their assets are located outside the United States. Neither director has an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against either director in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against either director in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.

Administrator

         The Investment Adviser has entered into sub-administration agreement with PFPC Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment advisory and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, .0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.


                             PORTFOLIO TRANSACTIONS

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.


                           DIVIDENDS AND DISTRIBUTIONS

         The Fund may retain for reinvestment and pay Federal income taxes on its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year. In the event the Fund's common stock is trading at a discount to its net asset value, the Board of Directors would consider quarterly distributions and/or adopting a policy of distributing at least 8% per share of its average net asset value per year. To implement this policy, the Fund makes quarterly distributions of $0.20 per share at the end of each of the first three calendar quarters of each year to holders of its common stock. The Fund's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.0% of the net asset value of the Fund as of the last day of the four preceding calendar quarters less the aggregate distributions of $0.60 per share made for the most recent three calendar quarters) in order to meet the Fund's 8% pay-out goal. If, for any calendar year, the total distributions exceed net investment income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of the stockholder's tax basis in his stock. The amount treated as a tax-free return of capital will reduce a stockholder's tax basis in his stock, thereby increasing his potential gain or reducing his potential loss on the sale of his stock. Any amounts distributed to a stockholder in excess of the basis in the stock will be taxable to the stockholder as capital gain. See "Taxation" below.

         In the event the Fund distributes amounts in excess of its net investment income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

         The Fund, along with other registered investment companies advised by the Investment Adviser (the "Other Funds"), has obtained an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that the Fund maintains distribution policies with respect to the common stock calling for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per share of common stock at or about the time of distribution or pay-out of a fixed dollar amount. If the total distributions required by the proposed periodic pay-out policy exceed the Fund's net investment income and net capital gains, the excess will be treated as a return of capital. If the Fund's net investment income, net short-term capital gains and net long-term capital gains for any year exceed the amount required to be distributed under the periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess. The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay U.S. federal income taxes on the excess of its net realized long-term capital gains over its net short-term capital losses, if any.


             DESCRIPTION OF THE SERIES B PREFERRED AND SERIES C AMPS

         The following is a brief description of each of the terms of the Series B Preferred and the Series C AMPS. This description does not purport to be complete and is qualified by reference to the Fund's Charter, including the provisions of the Articles Supplementary establishing each of the Series B Preferred and the Series C AMPS. For complete terms of the Series B Preferred or the Series C AMPS, including definitions of terms used in this prospectus, please refer to the actual terms of such series, which are set forth in the Articles Supplementary.

General

         Under the Articles Supplementary, the Fund is authorized to issue up to [__] shares of Series B Preferred and up to [__] shares of Series C AMPS. No fractional shares of either shares will be issued. The Board of Directors reserves the right to issue additional shares of preferred stock, including Series B Preferred or Series C AMPS, from time to time, subject to the restrictions in the Articles Supplementary and the 1940 Act.

         The Series B Preferred will have a liquidation value of $25 per share and the Series C AMPS will have a liquidation preference of $25,000 per share. Upon a liquidation, each holder of Series B Preferred or Series C AMPS will be entitled to receive an amount per share equal to such share's liquidation preference plus any accumulated but unpaid dividends (whether or not earned or declared) to the date of distribution. The Series B Preferred and the Series C AMPS will rank on a parity with shares of any other series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Series B Preferred and Series C AMPS shares each carry one vote per share on all matters on which such shares are entitled to vote. The Series B Preferred and the Series C AMPS will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any Series B Preferred or Series C AMPS repurchased or redeemed by the Fund will be classified as authorized but unissued preferred stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued capital stock of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of stock senior to the Series B Preferred and Series C AMPS.

Rating Agency Guidelines

         Upon issuance, both the Series B Preferred and the Series C AMPS will be rated [__] by [__]. In addition, the Series C AMPS will also be rated [__] by [__]. The Fund is required under [__] and [__] guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for the Series B Preferred and the Series C AMPS with respect to the separate guidelines [__] and [__] has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The [__] and [__] guidelines also impose certain diversification requirements and industry concentration limitations on the Fund's overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The "Basic Maintenance Amount" includes the sum of (i) the aggregate liquidation preference of the preferred stock then outstanding plus (to the extent not included in the liquidation preference of such preferred stock) an amount equal to the aggregate accumulated but unpaid dividends (whether or not earned or declared) in respect of such preferred stock, (ii) the total principal of any debt (plus accrued and projected interest), (iii) certain Fund expenses and (iv) certain other current liabilities (excluding any unpaid dividends on the Fund's common stock).

         If the Fund does not timely cure a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the Series B Preferred or the Series C AMPS at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred stock, including the Series B Preferred or the Series C AMPS, as described below under " -- Redemption."

         The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by [__] or [__]. Failure to adopt any such modifications, however, may result in a change in the ratings or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Series B Preferred or the Series C AMPS at the request of the Fund may, at any time, change or withdraw any such rating. The Board of Directors, without further action by the stockholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by [__] and/or [__], as the case may be, is in the best interests of the holders of shares of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by [__] and [__] (or such other rating agency then rating the Series B Preferred or Series C AMPS at the request of the Fund) that such modification would not adversely affect its then current rating of the Series B Preferred or Series C AMPS, as the case may be.

         With respect to the Series C AMPS, the Board of Directors may amend the Articles Supplementary definition of "Maximum Rate" (the "maximum applicable rate" as defined below under "-- Dividends on the Series C AMPS -- Maximum Applicable Rate") to increase the percentage amount by which the "Reference Rate" (as defined in the Articles Supplementary) is multiplied to determine the maximum applicable rate without the vote or consent of the holders of Series C AMPS or any other stockholder of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet the Basic Maintenance Amount Test applicable to the Series C AMPS immediately following any such increase.

         As described by [__] and [__], the ratings assigned to the Series B Preferred and the Series C AMPS are assessments of the capacity and willingness of the Fund to pay the obligations of each of the Series B Preferred and the Series C AMPS. The ratings on the Series B Preferred and the Series C AMPS are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of Series B Preferred or Series C AMPS will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to [__] and [__] by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

         The rating agency guidelines will apply to the Series B Preferred or Series C AMPS, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to [__] and [__] for rating the Series B and the Series C AMPS.

Asset Maintenance Requirements

         In addition to the requirements summarized under "-- Rating Agency Guidelines" above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred stock. The 1940 Act requirements are summarized below.

         The Fund will be required under the Articles Supplementary for each of the Series B Preferred and Series C AMPS to maintain as of the last Business Day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are stock, including the Series B Preferred and the Series C AMPS. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 days, in the case of the Series B Preferred, or 10 days, in the case of the Series C AMPS, (including the Series B Preferred or Series C AMPS) the Fund may, and in certain circumstances will be required to, mandatorily redeem shares of preferred stock sufficient to satisfy such asset coverage. See "-- Redemption" below.

         If the shares of Series B Preferred and Series C AMPS offered hereby had been issued and sold as of December 31, 2001, the asset coverage required under the 1940 Act immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $[ ] as well as giving effect to the proposed redemption of the Series A Preferred), would have been computed as follows:


        value of Fund assets less liabilities not constituting senior securities ($[__]) / senior securities representing indebtedness plus liquidation preference of each class of preferred stock ($[__]), expressed as a percentage = [__]%.


Dividends on the Series B Preferred

         Holders of shares of Series B Preferred will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate of [__ ]% of the liquidation preference of $25 per share, payable quarterly on March 26, June 26, September 26 and December 26 in each year or, if any such day is not a Business Day, the next succeeding Business Day (the "Dividend Payment Date"). Such dividends will commence on [__], 2002, and will be payable to the persons in whose names the shares of Series B Preferred are registered at the close of business on the fifth preceding Business Day.

         Dividends on the shares of Series B Preferred will accumulate from the date on which such shares are issued; provided, however, that any shares of Series B Preferred issued within 30 days of the original issue date of the series will accumulate dividends from the series' original date of issue.

         No full dividends will be declared or paid or set apart for payment on the Series B Preferred for any dividend period or part thereof, unless full cumulative dividends due through the most recent dividend payment dates thereof for all series of preferred stock of the Fund ranking on a parity with the Series B Preferred as to the payment of dividends have been or contemporaneously are declared and paid on all such outstanding shares of preferred stock. If full cumulative dividends due have not been paid on all shares of preferred stock of the Fund raking on a parity with the Series B Preferred as to the payment of dividends, any dividends being paid on the shares of such preferred stock (including the Series B Preferred) will be paid as nearly pro rata as possible on all outstanding shares of such preferred stock on the dividend payment dates therefor in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred stock. Holders of Series B Preferred will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

         For so long as any shares of preferred stock are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares, options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series B Preferred as to the payment of dividends and the distribution of assets upon liquidation), unless (i) it has paid all cumulative dividends on the Series B Preferred; (ii) the Fund has redeemed any shares of Series B Preferred that it has called for mandatory redemption; and (iii) after paying the dividend, the Fund meets applicable asset coverage requirements described under "-- Rating Agency Guidelines" and "-- Asset Maintenance Requirements."

Dividends on the Series C AMPS

         General. The following is a general description of dividends and dividend rate periods for the Series C AMPS. See the SAI for a more detailed discussion of this topic. The holders of Series C AMPS are entitled to receive cash dividends at annual rates that will vary from dividend period to dividend period. The dividend rate for the initial dividend period for the Series C AMPS offered in this prospectus will be the rate set out on the cover of this prospectus. For subsequent dividend periods, the Series C AMPS will pay dividends based on a rate set at the auction, normally held weekly, but the rates set at the auction will not exceed the maximum applicable rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, dividends are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as "special dividend periods," as described below.

         Dividend Payments. Except as described below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more than seven days will be set out in the notice designating a special dividend period. See " -- Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

         Dividends on Series C AMPS will be paid on the dividend payment date to holders of record as their names appear on the Fund's stock ledger or stock records on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's stock ledger or stock records on such date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

         The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of the Series C AMPS. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to Series C AMPS holders in same-day funds, these stockholders will not have funds available until the next business day.

         Dividend Rate Set at Auction. The Series C AMPS pays dividends based on a rate set at auction and Series C AMPS may be bought and sold at the auction. The auction usually is held weekly, but may be held less frequently. The Bank of New York, the auction agent, reviews orders from broker-dealers on behalf of existing holders who wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders who wish to buy Series C AMPS. The auction agent then determines the lowest dividend rate that will result in all of the Series C AMPS continuing to be held. See "The Auction."

         If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then current dividend period so extended and the dividend payment date for such dividend period will be the first business day next succeeding the end of such period.

         Determination of Dividend Rates. The Fund computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is 360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the dividend period includes a holiday.

         If an auction for any subsequent dividend rate period of the Series C AMPS is not held for any reason other than as described below, the dividend rate on those shares will be the maximum applicable rate on the auction date for that subsequent dividend period.

         Maximum Applicable Rate. The dividend rate that results from an auction for the Series C AMPS will not be greater than the "maximum applicable rate." The maximum applicable rate means (i) in the case of a dividend period of 184 days or less, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such auction determined as set forth in the following chart based on the lower of the credit ratings assigned to the Series C AMPS by [__] and [__] or (ii) in the case of a dividend period of longer than 184 days, the applicable percentage of the Treasury Index Rate.

                                                          Applicable
  [ ] Credit Rating            [ ] Credit Rating          Percentage
  -----------------            -----------------          ----------

    [__] or higher             [__] or higher                150%

    [__] to [__]               [__] to [__]                  175%

    [__] to [__]               [__] to [__]                  250%

    Below [__]                 Below [__]                    275%


         The "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable dividend period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all dividend periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

         There is no minimum applicable dividend rate in respect of any dividend period.

         Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any dividend for Series C AMPS in a timely manner, but the Fund cures the failure and pays any late charge before 12:00 noon, New York City time on the third business day following the date the failure occurred, no auction will be held for the Series C AMPS for the first subsequent dividend period thereafter, and the dividend rate for the Series C AMPS for that subsequent dividend period will be the maximum applicable rate.

         However, if the Fund does not effect a timely cure, no auction will be held for the Series C AMPS for the first subsequent dividend period thereafter -- and for any subsequent dividend period to and including the dividend period during which the failure is cured and the late charge is paid -- and the dividend rate for the Series C AMPS for each such subsequent dividend period will be the default rate.

         The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

         Restrictions on Dividends and Other Distributions. When the Fund has any Series C AMPS outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares, or options, warrants or rights to subscribe for or purchase, common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series C AMPS as to the payment of dividends and the distribution of assets upon liquidation), unless (i) it has paid all cumulative dividends on the Series C AMPS; (ii) the Fund has redeemed any shares of Series C AMPS that it has called for mandatory redemption; and
(iii) after paying the dividend, the Fund meets applicable asset coverage requirements described under " -- Rating Agency Guidelines" and "-- Asset Maintenance Requirements."

         No full dividend will be declared or paid or set apart for payment on the Series C AMPS for any dividend period or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all series of preferred stock of the Fund ranking on a parity with the Series C AMPS as to the payment of dividends have been or contemporaneously are declared and paid on all such outstanding shares of preferred stock. If full cumulative dividends due have not been paid on all shares of preferred stock of the Fund ranking on a parity with the Series C AMPS as to the payment of dividends, any dividends being paid on the shares of such preferred stock (including the Series C AMPS) will be paid as nearly pro rata as possible on all outstanding shares of such preferred stock on the dividend payment dates therefor in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred stock.

         Designation of Special Dividend Periods for the Series C AMPS. The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its common shares. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Fund designates a special dividend period, changes in interest rates could affect the price received if shares of Series C AMPS are sold in the secondary market.

         Any designation of a special dividend period will be effective only if
(i) notice thereof will have been given as provided for in the Charter, (ii) any failure to pay in a timely matter to the auction agent the full amount of any dividend on, or the redemption price of, the Series C AMPS will have been cured as provided for in the Charter, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) the Fund will have deposited with the paying agent all funds necessary for redemption if the Fund will have mailed a notice of redemption with respect to Series C AMPS, and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Series C AMPS Basic Maintenance Amount (as defined below), and the Fund has consulted with the broker-dealers and has provided notice of such designation and a Series C AMPS Basic Maintenance Report to each rating agency.

         The dividend payment date for any special dividend period will be the first business day after the end of the special dividend period. In addition, for special dividend periods of (x) at least 91 days but not more than one year, dividend payment dates will occur on the 91st, 181st and 271st days within such dividend period, if applicable, and on the business day following the last day of such dividend period and (y) of more than one year, dividend payment dates will occur on each March 26, June 26, September 26 and December 26 during the special dividend period.

         Before the Fund designates a special dividend period: (x) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (y) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

         See the SAI for more information.

Redemption

         Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, and in certain circumstances will be required to, mandatorily redeem preferred stock (including, at its discretion, the Series B Preferred or Series C AMPS) in the event that:

         o the Fund fails to maintain the asset coverage requirements specified under the 1940 Act and such failure is not cured on or before 60 days, in the case of the Series B Preferred, or 10 business days in the case of the Series C AMPS following such failure; or

         o the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any valuation date, and such failure is not cured on or before 10 business days after such valuation date.

         The redemption price for shares of each of the Series B Preferred and the Series C AMPS subject to mandatory redemption will be, respectively, $25 per share and $25,000 per share, in each case plus an amount equal to any accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of the Series C AMPS having a dividend period of more than one year) any applicable redemption premium determined by the Board of Directors.

         The number of shares of preferred stock that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding shares of preferred stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the shares of preferred stock. In the event that shares of preferred stock are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that shares of preferred stock are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the rating agency guidelines' asset coverage requirements by up to 10%. In addition, as discussed under "-- Optional Redemption" below, the Fund generally may exercise its optional redemption rights with respect to the Series C AMPS at any time.

         If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of preferred stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from each holder whose shares are to be redeemed ratably in proportion to the sum of the respective liquidation preferences and amounts of accrued but unpaid dividends of such shares, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

         If fewer than all shares of the preferred stock are to be redeemed, the Fund, at its discretion will select the series of preferred stock from which shares will be redeemed. If fewer than all of the shares of a series of preferred stock are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption. If fewer than all shares of the preferred stock held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

         Optional Redemption of the Series B Preferred. Prior to [__], [__], the shares of Series B Preferred are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Code. Commencing [__] and thereafter, the Fund may at any time redeem shares of Series B Preferred in whole or in part for cash at a price per share equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date on not less than 15 calendar days and not more than 40 calendar days written notice. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.

         Optional Redemption of the Series C AMPS. The Fund may redeem the Series C AMPS, in whole or in part, at any time following the initial dividend period so long as the Fund has not designated a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. The redemption price per Series C AMPS share will equal $25,000 plus an amount equal to any accumulated but unpaid dividends thereon (whether or not earned or declared) to the redemption date and, in the case of Series C AMPS having a dividend period of more than one year, for the redemption price plus any redemption premium applicable during such dividend period. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.

         Redemption Procedures. A notice of redemption will be given to the holders of record of preferred stock selected for redemption not less than 15 or more than 40 days prior to the date fixed for redemption. Each notice of redemption will state (i) the redemption date, (ii) the number of shares of preferred stock to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated dividends to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date and (vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

         The holders of Series B Preferred or Series C AMPS will not have the right to redeem their shares of the Fund at their option.

Liquidation Rights

         Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of Series B Preferred or Series C AMPS then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the common stock or any other class of stock of the Fund ranking junior to the Series B Preferred or Series C AMPS as to liquidation payments, a liquidation distribution in the amount of $25 per share, in the case of the Series B Preferred, or $25,000 per share, in the case of the Series C AMPS, in either case plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of preferred stock of the Fund ranking on a parity with the Series B Preferred and Series C AMPS as to payment upon liquidation will be insufficient to permit the payment in full to such holders of the Series B Preferred and Series C AMPS and other parity preferred stock of the amounts due upon liquidation with respect to such shares, then such available assets will be distributed among the holders of the Series B Preferred, the Series C AMPS and such other parity preferred stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the liquidation payments due to holders of the Series B Preferred and Series C AMPS and such other parity preferred stock have been paid in full, no dividends or distributions will be made to holders of the common stock or any other stock of the Fund ranking junior to the Series B Preferred and Series C AMPS and other parity preferred stock as to liquidation.

Voting Rights

         Except as otherwise stated in this prospectus, specified in the Fund's charter or as otherwise required by applicable law, holders of the Series B Preferred and Series C AMPS along with holders of other series of preferred stock, will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of common stock and of any other preferred stock then outstanding as a single class.

         In connection with the election of the Fund's directors, holders of the Series B Preferred, Series C AMPS and the other series of preferred stock, voting together as a single class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of common stock and holders of the Series B Preferred, Series C AMPS and other series of preferred stock, voting together as a single class. In addition, if (i) at any time dividends on outstanding shares of the Series B Preferred, Series C AMPS and/or any other preferred stock are unpaid in an amount equal to at least two full years' dividends thereon and sufficient cash or specified securities have not been deposited with the paying agent for the payment of such accumulated dividends or (ii) at any time holders of any other series of preferred stock are entitled to elect a majority of the directors of the Fund under the 1940 Act or the Articles Supplementary creating such shares, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of the Series B Preferred, Series C AMPS and other series of preferred stock as described above, would then constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected by the holders of the Series B Preferred, Series C AMPS and the other series of preferred stock, voting together as a single class, at a special meeting of stockholders which will be called as soon as practicable and will be held not less than 10 or more than 20 days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred stockholder on like notice. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of preferred stock for all past dividend periods or the holders of other series of preferred stock are no longer entitled to elect such additional directors, the additional voting rights of the holders of the preferred stock as described above will cease, and the terms of office of all of the additional or replacement directors elected by the holders of the preferred stock (but not of the directors with respect to whose election the holders of shares of common stock were entitled to vote or the two directors the holders of shares of preferred stock have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

         So long as shares of Series B Preferred or Series C AMPS are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the shares of preferred stock outstanding at the time (including the Series B Preferred or Series C AMPS, as applicable), voting separately as one class, amend, alter or repeal the provisions of the Fund's charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the charter of holders of shares of the preferred stock. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred stock are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affect the contract rights expressly set forth in the charter of a holder of shares of a series of preferred stock (such as the Series B Preferred or Series C AMPS) differently than those of a holder of shares of any other series of preferred stock without the affirmative vote of the holders of at least a majority of the shares of preferred stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class to the extent its rights are affected differently). Unless a higher percentage is provided for under the Charter or applicable provisions of Maryland General Corporation Law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the preferred stock (including the Series B Preferred and Series C AMPS), voting together as a single class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies" and "Investment Restrictions" in the Prospectus and the SAI. For purposes of this paragraph, except as otherwise required under the 1940 Act, the phrase "vote of the holders of a majority of the outstanding shares of preferred stock" means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the stockholders of the Fund duly called (i) of 67% or more of the shares of preferred stock present at such meeting, if the holders of more than 50% of the outstanding shares of preferred stock are present or represented by proxy or (ii) more than 50% of the outstanding shares of preferred stock, whichever is less. The class vote of holders of shares of the preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock, Series B Preferred, Series C AMPS and any other preferred stock, voting together as a single class, that may be necessary to authorize the action in question.

         The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board of Directors without further action by the stockholders if the Board determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by [__] and/or [__] (or any other rating agency then rating the Series B Preferred or Series C AMPS at the request of the Fund), as the case may be, is in the best interests of the holders of shares of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then current rating of the preferred stock.

         The foregoing voting provisions will not apply to any Series B Preferred or Series C AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the paying agent to effect such redemption. The holders of Series B Preferred and Series C AMPS will have no preemptive rights or rights to cumulative voting.

Limitation on Incurrence of Additional Indebtedness and Issuance of Additional Preferred Stock

         So long as any Series B Preferred or Series C AMPS is outstanding and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell one or more series of a class of senior securities of the Fund representing indebtedness under the 1940 Act and/or otherwise create or incur indebtedness, provided that the Fund will, immediately after giving effect to the incurrence of such indebtedness and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund representing indebtedness, as defined in the 1940 Act, of at least 300% of the amount of all indebtedness of the Fund then outstanding and no such additional indebtedness will have any preference or priority over any other indebtedness of the Fund upon the distribution of the assets of the Fund or in respect of the payment of interest. Any possible liability resulting from lending and/or borrowing portfolio securities, entering into reverse repurchase agreements, entering into futures contracts and writing options, to the extent such transactions are made in accordance with the investment restrictions of the Fund then in effect, will not be considered to be indebtedness limited by the Articles Supplementary.

         So long as any Series B Preferred or Series C AMPS is outstanding, subject to receipt of approval from [__] and, in the case of the Series C AMPS, [__], and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell shares of one of more other series of preferred stock in addition to the Series B Preferred, provided that the Fund will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the shares of preferred stock of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred stock will have any preference or priority over any other preferred stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

Book Entry

         Shares of Series B Preferred will initially be held in the name of Cede & Co ("Cede"), as nominee for The Depository Trust Company ("DTC"). The Fund will treat Cede as the holder of record of the Series B Preferred for all purposes. In accordance with the procedures of DTC, however, purchasers of Series B Preferred will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Series B Preferred may obtain registered certificates by contacting the Transfer Agent (as defined below).

         Shares of Series C AMPS will initially be held by the auction agent. The Fund will treat the auction agent as the holder of record of the Series C AMPS for all purposes.


                          THE AUCTION OF SERIES C AMPS

Summary of Auction Procedures

         The following is a brief summary of the auction procedures for the Series C AMPS, which are described in more detail in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the SAI and the SAI Glossary. The auctions determine the dividend rate for the Series C AMPS, but each dividend rate will not be higher than the maximum applicable rate. See "Description of the Series B Preferred and Series C AMPS -- Dividends." You may buy, sell or hold shares of Series C AMPS in the auction.

            The auctions determine the dividend rate for the Series C AMPS, but each dividend rate will not be higher than the maximum applicable rate. See "Description of the Series B Preferred and Series C AMPS -- Dividends on the Series C AMPS."

            If you own shares of Series C AMPS, you may instruct your broker-dealer to enter one of three kinds of order in the auction with respect to your shares: sell, bid and hold.

            If you enter a sell order, you indicate that you want to sell Series C AMPS at $25,000 per share, no matter what the next dividend period's rate will be.

            If you enter a bid (or "hold at a rate") order, which must specify a dividends rate, you indicate that you want to sell Series C AMPS only if the next dividend period's rate is less than the rate you specify.

            If you enter a hold order you indicate that you want to continue to own Series C AMPS, no matter what the next dividend period's rate will be.

            You may enter different types of orders for different portions of your Series C AMPS. You may also enter an order to buy additional Series C AMPS. All orders must be for whole shares. All orders you submit are irrevocable. There is a fixed number of Series C AMPS shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the Series C AMPS and general economic conditions including current interest rates. If you own Series C AMPS and submit a bid for them higher than the maximum applicable rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Series C AMPS, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

            If you do not then own Series C AMPS, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the maximum applicable rate, your bid will not be considered.

            Broker-dealers will submit orders from existing and potential holders of Series C AMPS to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Series C AMPS. A broker-dealer's failure to submit orders for Series C AMPS held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

            The auction agent after each auction for the Series C AMPS will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than one year, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times (iii) $25,000, times (iv) the aggregate number of Series C AMPS shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series C AMPS placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers.

            If the number of Series C AMPS shares subject to bid orders by potential holders with a dividend rate equal to or lower than the maximum applicable rate is at least equal to the number of Series C AMPS shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Series C AMPS available for purchase in the auction.

            If the number of Series C AMPS shares subject to bid orders by potential holders with a dividend rate equal to or lower than the maximum applicable rate is less than the number of Series C AMPS shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum applicable rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Series C AMPS for which they submitted sell orders.

            The auction agent will not consider a bid above the maximum applicable rate. The purpose of the maximum applicable rate is to place an upper limit on dividends with respect to the Series C AMPS and in so doing to help protect the earnings available to pay dividends on common shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Series C AMPS offered for sale than there are buyers for those shares).

            If broker-dealers submit or are deemed to submit hold orders for all outstanding Series C AMPS, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 80% of the "AA" Financial Composite Commercial Paper Rate.

            The auction procedures include a pro rata allocation of Series C AMPS shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of Series C AMPS shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

            Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Trust Company. Purchasers will pay for their Series C AMPS through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close

            The first auction for Series C AMPS will be held on [__], 2003, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Series C AMPS normally will be held every Tuesday (or the next preceding business day if Tuesday is a holiday), and each subsequent dividend period for the Series C AMPS normally will begin on the following Wednesday.

            If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then current dividend period so extended and the dividend payment date for such dividend period will be the first business day next succeeding the end of such period.

         The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Series C AMPS shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:


Current Holder A               Owns 500 shares, wants to sell all 500     Bid order at 2.1% rate for all
                               shares if auction rate is less than 2.1%   500 shares

Current Holder B               Owns 300 shares, wants to hold             Hold order - will take the
                                                                          auction rate

Current Holder C               Owns 200 shares, wants to sell all 200     Bid order at 1.9% rate for all
                               shares if auction rate is less than 1.9%   200 shares

Potential Holder D             Wants to buy 200 shares                    Places order to buy at or above
                                                                          2.0%

Potential Holder E             Wants to buy 300 shares                    Places order to buy at or above
                                                                          1.9%

Potential Holder F             Wants to buy 200 shares                    Places order to buy at or above
                                                                          2.1%


         The lowest dividend rate that will result in all 1,000 Series C AMPS shares continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Series C AMPS

         The underwriters are not required to make a market in the Series C AMPS. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the Series C AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. The Series C AMPS will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Series C AMPS in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

         You may sell, transfer, or otherwise dispose of the Series C AMPS only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your Series C AMPS in the name of a broker-dealer, a sale or transfer of your Series C AMPS to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.

         Further description of the auction procedures can be found in the SAI.


                DESCRIPTION OF CAPITAL STOCK AND OTHER SECURITIES

Common Stock

         The Fund is authorized to issue one billion (1,000,000,000) shares of capital stock, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Directors of the Fund. The Board has authorized issuance of one hundred million (100,000,000) shares of the common stock class and two million (2,000,000) shares of the preferred stock class. The common stock of the Fund is listed on the New York Stock Exchange under the symbol GCV and began trading March 31, 1995. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. There are no conversion or preemptive rights in connection with any outstanding stock of the Fund. All stock, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. The common stock is not redeemable and has no preemptive, conversion or cumulative voting rights.

         The Fund is a closed-end, management investment company and, as such, its stockholders do not, and will not, have the right to redeem their stock. The Fund, however, may repurchase its common stock from time to time as and when it deems such a repurchase advisable. The Fund's Board of Directors has determined that such repurchase, up to 500,000 shares of common stock, may be made when the Fund's common stock is trading at a discount of 10% or more from net asset value. Pursuant to this authorization the Fund has repurchased in the open market 305,200 shares through June 30, 2002, none of which stock was repurchased during the year ended December 31, 2002. Pursuant to the 1940 Act, the Fund may repurchase its stock on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such stock) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under Rule 23c-1, certain conditions must be met for such alternative purchases regarding, among other things, distribution of net income for the preceding fiscal year, identity of the sellers, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase stock and purchasing in a manner and on a basis which does not discriminate unfairly against the other stockholders through their interest in the Fund. Any repurchase of common stock by the Fund will also be subject to Maryland corporate law, which requires that immediately following such repurchase the total assets of the Fund must be equal to or greater than the sum of the Fund's total liabilities plus the aggregate liquidation preference of its outstanding preferred stock.

         When the Fund repurchases its common stock for a price below its net asset value, the net asset value of the common stock that remains outstanding will be enhanced. This does not, however, necessarily mean that the market price of the Fund's remaining outstanding common stock will be affected, either positively or negatively. Further, interest on any borrowings made to finance the repurchase of common stock will reduce the net income of the Fund.

         From the commencement of the Fund's operations, the Fund's common stock has traded in the market for extended periods at both a premium to and a discount from net asset value.

Preferred Stock

         Currently, two million (2,000,000) shares of the Fund's capital stock are authorized as preferred stock, par value $.001 per share. The terms of such preferred stock may be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's common stock. As of December 31, 2002, the Fund had outstanding 600,000 shares of Series A Preferred, all of which the Fund expects to redeem on February 11, 2003. The Series A Preferred is rated AAA by S&P and is listed and traded on the New York Stock Exchange under the symbol "GCV Pr."

         All shares of Series A Preferred are fully paid and nonassessable.

         The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of [__] 2003.

                                      AMOUNT                AMOUNT              AMOUNT
 CLASS OF STOCK                     AUTHORIZED            CLASSIFIED          OUTSTANDING
 ---------------                    ----------            ----------          -----------
Common Stock.............   1,000,000,000(1) shares       998,000,000       [__] shares

Preferred Stock..........   1,000,000,000(1) shares        2,000,000        [__] shares(2)


(1) The total number of shares of capital stock of all classes authorized. The Board of Directors is authorized to classify or reclassify these one billion shares.

(2) Does not include the Series B Preferred or Series C AMPS shares being offered pursuant to this prospectus.


                                    TAXATION

         The following is a description of certain U.S. federal income tax consequences to a stockholder of acquiring, holding and disposing of preferred stock of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

         No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its stockholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each fiscal quarter (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, if at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to the stockholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Taxation of Stockholders

         Distributions paid to you by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of the Fund's earning and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund stock. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the stock is held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions

         The sale or other disposition of common stock of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the stock has been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund stock held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of stock of the Fund will be disallowed if other Fund stock is acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such case, the basis of the stock acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of [__]% while long-term capital gains generally will be taxed at a maximum rate of 20% and 10% for taxpayers in the 15% bracket. The 20% capital gains rate and the 10% capital rate will be reduced to 18% and 8% respectively, for capital assets held for more than five years if the holding period begins after December 31, 2000.**

--------------

** The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.


         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional stock of the Fund. If the Fund pays you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund is required in certain circumstances to backup withholding on taxable dividends and certain other payments paid to non-corporate holders of the Fund's stock who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its stockholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.


               ANTI-TAKEOVER PROVISIONS OF THE CHARTER AND BY-LAWS

         The Fund presently has provisions in its Charter and Amended and Restated By-Laws (together, its "Governing Documents") that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund's Board of Directors, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's directors or stockholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Directors of the Fund is divided into three classes, each having a term of three years. Each year the term of one class of directors will expire. Accordingly, only those directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of the Fund to change the majority of directors. See "Management of the Fund." A director of the Fund may be removed with cause by a vote of a majority of the votes entitled to be cast for the election of directors of the Fund. A director of the Fund may not be removed without cause. In addition, the affirmative vote of the holders of 75% of the outstanding shares of the Fund is required to authorize its conversion from a closed-end to an open-end investment company, or to amend certain provisions of the Charter involving conversion to an open-end fund.

         Further, unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund's preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changing the Fund's investment objective or changing the investment restrictions described as fundamental policies under "Investment Restrictions" in the SAI.

         Maryland corporations that are subject to the Securities Exchange Act of 1934 and have at least three outside directors, such as the Fund, may by board resolution elect to become subject to certain corporate governance provisions set forth in the Maryland corporate law, even if such provisions are inconsistent with the corporation's charter and by-laws. Accordingly, notwithstanding its Charter or By-Laws, under Maryland law the Fund's Board of Directors may elect by resolution to, among other things:

         o require that special meetings of stockholders be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at such meeting;

         o reserve for the Board the right to fix the number of Fund directors;

         o provide that directors are subject to removal only by the vote of the holders of two-thirds of the stock entitled to vote; and

         o retain for the Board sole authority to fill vacancies created by the death, removal or resignation of a director, with any director so appointed to serve for the balance of the unexpired term rather than only until the next annual meeting of stockholders.

         The Board may make any of the foregoing elections without amending the Fund's Charter or By-Laws and without stockholder approval. Though a corporation's charter or a resolution by its board may prohibit its directors from making the elections set forth above, the Fund's Board currently is not prohibited from making any such elections.

         The provisions of the Governing Documents and Maryland law described above could have the effect of depriving the owners of stock in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

         The Governing Documents of the Fund are on file with the SEC. For the full text of these provisions see "Further Information."


                 CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND
                           DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company (the "Custodian"), located at 150 Royall Street, Canton, MA 02021, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

         EquiServe Trust Company, N.A., located at PO Box 43025, Providence, RI 02940-3025, serves as the Fund's dividend disbursing agent, as agent under the Fund's Plan and as transfer agent and registrar for stock of the Fund.

         Series B Preferred. State Street Bank and Trust Company serves as the Fund's custodian with respect to the Series B Preferred. The Bank of New York, located at 5 Penn Plaza, 13th Floor, New York, NY 10001, will serve as the Fund's transfer agent, registrar, dividend and paying agent and redemption agent with respect to the Series B Preferred.

         Series C AMPS. The Bank of New York, located at 5 Penn Plaza, 13th Floor, New York, NY 10001, will serve as the Fund's auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series C AMPS.

                                 UNDERWRITING

         [________ ] and Gabelli & Company, Inc are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of shares of Series B Preferred and Series C AMPS set forth opposite the underwriter's name.


                                                                    Number
Underwriter                                                         of Shares
-----------                                                         ---------

________    .................................................

Gabelli & Company, Inc.......................................

                                                                    ---------

.........................................................Total


         The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Series B Preferred or Series C AMPS, as applicable, if they purchase any of the shares. The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

         The Fund has been advised by the underwriters that they propose initially to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $[ ] per share. The sales load the Fund will pay of $[ ] per share is equal to[ ]% of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Series B Preferred purchased in the initial public offering on or before , 2003.

         The underwriters have performed investment banking and advisory services for the Fund from time to time for which they have received customary fees and expenses. The underwriters and their affiliates may from time to time engage in transactions with and preform services for the Fund in the ordinary course of their business.

         The underwriters have acted in the past and the Fund anticipates that the underwriters may continue from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as a counterparty in connection with the interest rate transactions described under "Investment Practices -- Interest Rate Transactions" after they have ceased to be underwriters. The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker dealers and receive fees as set forth under "The Auction" and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

         The principal business address of ________ is __________. The principal business of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580.

         Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the parent company of the Investment Adviser which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli, the Fund's President and Chief Investment Officer, may be deemed to be a "controlling person" of Gabelli & Company, Inc.


                                 LEGAL MATTERS

         Certain matters concerning the legality under Maryland law of the Series B Preferred and Series C AMPS will be passed on by Miles & Stockbridge P.C., Baltimore, Maryland. Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the offering of the Series B Preferred and Series C AMPS, and by [__], counsel to the underwriters. Skadden, Arps, Slate, Meagher & Flom LLP and [__] will each rely as to matters of Maryland law on the opinion of Miles & Stockbridge P.C.

                                    EXPERTS




                            ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         [The Fund's common stock and Series A 8% Cumulative Preferred Stock is listed on the New York Stock Exchange, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.]

         This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Series B Preferred and Series C AMPS offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).


               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

                           TABLE OF CONTENTS OF SAI

         An SAI dated [__], 2003 has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

                                                                           PAGE

INVESTMENT OBJECTIVES AND POLICIES ..........................................B-
INVESTMENT RESTRICTIONS......................................................B-
MANAGEMENT OF THE FUND.......................................................B-
PORTFOLIO TRANSACTIONS ......................................................B-
REPURCHASE OF COMMON STOCK...................................................B-
PORTFOLIO TURNOVER ..........................................................B-
AUTOMATIC DIVIDEND REINVESTMENT AND
  VOLUNTARY CASH PURCHASE PLAN...............................................B-
TAXATION ....................................................................B-
ADDITIONAL INFORMATION CONCERNING
   AUCTIONS FOR SERIES C AMPS ...............................................B-
ADDITIONAL INFORMATION CONCERNING
   THE SERIES B PREFERRED AND C AMPS ........................................B-
[__] GUIDELINES .............................................................B-
NET ASSET VALUE..............................................................B-
BENEFICIAL OWNERS............................................................B-
GENERAL INFORMATION..........................................................B-
FINANCIAL STATEMENTS.........................................................B-
GLOSSARY.....................................................................B-
APPENDIX A...................................................................A-1

                    =====================================


         No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                                                                     APPENDIX A

                            CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa         Bonds that are rated Aaa are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          Bonds that are rated Ba are judged to have speculative elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD & POOR'S RATINGS SERVICES

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

         "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         You should rely only on the information contained in or incorporated by reference into this prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only.

                              __________________


                               TABLE OF CONTENTS

                                                                            Page

Prospectus Summary..............................................................
Tax Attributes of Preferred Stock Dividends.....................................
Financial Highlights............................................................
Use of Proceeds.................................................................
The Fund........................................................................
Investment Objectives and Policies..............................................
Risk Factors and Special Considerations.........................................
Management of the Fund..........................................................
Portfolio Transactions..........................................................
Dividend and Distribution Policy................................................
Description of Series B Preferred and Series C AMPS.............................
The Auction of Series C AMPS....................................................
Description of Capital Stock and Other Securities...............................
Taxation........................................................................
Anti-takeover Provisions of the Charter and By-laws.............................
Custodian, Transfer Agent and Dividend-Disbursing Agent.........................
Underwriting....................................................................
Legal Matters...................................................................
Experts.........................................................................
Additional Information..........................................................
Special Note Regarding Forward-Looking Statements...............................
Table of Contents of SAI........................................................
Appendix A...................................................................A-1

==============================================================================

                                    $ [--]

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

            [__] Shares, Series B [__]% Cumulative Preferred Stock
                    (Liquidation Preference $25 per Share)

         [__] Shares, Series C Auction Rate Cumulative Preferred Stock
                  (Liquidation Preference $25,000 per Share)






                                [Gabelli Logo]






                               _______________

                                  PROSPECTUS
                                   [ ], 2003
                               _______________







                                 [________, ]
                            Gabelli & Company, Inc.

==============================================================================

[FLAG]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                    Subject to Completion, Dated [ ], 2003

                            THE GABELLI CONVERTIBLE
                        AND INCOME SECURITIES FUND INC.
                              -------------------

                      STATEMENT OF ADDITIONAL INFORMATION



         The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund invests primarily in a portfolio of convertible and income producing securities selected by Gabelli Funds, LLC, the investment adviser to the Fund (the "Investment Adviser"). It is the policy of the Fund, under normal market conditions, to invest at least 80% of the value of its total assets in "Convertible Securities," i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and "Income Securities," i.e., securities that are expected to periodically accrue or generate income for securities holders, including short-term discounted Treasury Bills. The Fund expects to continue its practice of investing in Convertible Securities to the extent attractive opportunities are available.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated [__] , 2003 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing the Series B Preferred or the Series C AMPS. A copy of the Prospectus may be obtained without charge by calling the Fund at 1-800-GABELLI (1-800-422-3554) or (914) 921-5070. This SAI incorporates by reference the entire Prospectus.

         Each capitalized term used but not defined in this SAI has the meaning ascribed to it, as the case may be, in the Prospectus or in the glossary of this SAI.


                                  TABLE OF CONTENTS
                                                                                     Page

Investment Objectives and Policies.....................................................B-
Investment Restrictions................................................................B-
Management of the Fund.................................................................B-
Portfolio Transactions.................................................................B-
Repurchase of Common Stock.............................................................B-
Portfolio Turnover.....................................................................B-
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.......................B-
Taxation...............................................................................B-
Additional Information Concerning Auctions for the Series C AMPS.......................B-
Additional Information Concerning the Series B Preferred and Series C AMPS.............B-
[__] Guidelines........................................................................B-
Net Asset Value........................................................................B-
Beneficial Owners......................................................................B-
General Information....................................................................B-
Financial Statements...................................................................B-
Glossary...............................................................................B-



         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge. This Statement of Additional Information is dated [__], 2003.


                      INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

         The Fund's investment objective is a high level of total return on its assets. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in "Convertible Securities," i.e., securities (bonds, debentures, corporate notes, preferred stocks and other similar securities) that are convertible into common stock or other equity securities, and "Income Securities," i.e., securities that are expected to periodically accrue or generate income for their holders, including short-term discounted Treasury Bills. The Fund expects to continue its practice of investing in Convertible Securities to the extent attractive opportunities are available. See "Investment Objectives and Policies" in the Prospectus.

Investment Practices

         Convertible Securities. A Convertible Security entitles the holder to exchange such security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time and to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

         A Convertible Security's position in a company's capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common stockholders.

         To the degree that the price of a Convertible Security rises above its investment value because of a rise in price of the underlying common stock, the value of such security is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a Convertible Security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A Convertible Security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible Securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's investment objective.

         Many Convertible Securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a Convertible Security which affects valuation. Calls may vary from absolute calls to provisional calls. Convertible Securities with superior call protection usually trade at a higher premium. If long-term interest rates decline, the interest rates of new Convertible Securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call Convertible Securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, Convertible Securities with superior call protection will permit the Fund to maintain a higher yield than with issues without call protection.

         Income Securities. Although it is the Fund's policy to invest in convertible securities to the extent attractive opportunities are available, the Fund may also invest in income securities other than convertible securities that are expected to periodically accrue or generate income for their holders. Such income securities include (i) fixed income securities such as bonds, debentures, corporate notes, preferred stock, short-term discounted Treasury Bills or certain securities of U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser, and (ii) common stocks of issuers that have historically paid dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer's common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks generally do not obligate an issuer to make periodic distributions to holders.

         The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer's call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its obligations on interest or principal to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

         The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

         The Fund also may invest in common stock of issuers that have historically paid dividends or otherwise made distributions to common stockholders. Unlike payments on fixed income securities, common stock dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

         Other Investments. The Fund may without limit invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgement of the Investment Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when: the discount significantly overstates the risk of the contingencies involved; the market significantly undervalues the securities, assets or cash to be received by stockholders of the prospective portfolio company as a result of the contemplated transaction; or the market fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process.

         In making the investments, the Fund will not violate any of its investment restrictions (see below, "Investment Restrictions") including the requirement that, (i) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer and (ii) it will not invest more than 25% of its total assets in any one industry. Certain investments are short-term in nature and will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses.

         Unregistered Convertible Securities and Other Illiquid Investments. As set forth in the Prospectus, the Fund is not subject to an independent limitation on the amount it may invest in unregistered securities and other illiquid investments, including repurchase agreements having a maturity of longer than seven days.

         The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are illiquid. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

         When Issued and Delayed Delivery Securities and Forward Commitments. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or liquid high-grade debt securities at least equal in value to the amount of its commitments. The Investment Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on this basis.

         Foreign Securities. Subject to the limitations described in the Prospectus, the Fund may invest in foreign securities which involve certain risks not associated with domestic investments.

         Among other risks, foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlements could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         High Yield/High Risk Securities. Subject to the limitations described in the Prospectus, the Fund may invest in high yielding, lower rated bonds, commonly called "junk bonds." Bonds that are rated Ba or lower by Moody's or BB or lower by S&P, or unrated bonds of comparable quality, are generally considered to be high yield bonds. These high yield bonds are subject to greater risks than lower yielding, higher rated debt securities.

         Lower rated securities are subject to risk factors such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions which may be exercised at inopportune times;
(iv) difficulty in accurately valuing or disposing of such securities; (v) federal legislation which could affect the market for such securities; and
(vi) special adverse tax consequences associated with investments in certain high yield, high risk bonds structured as zero coupon or pay-in-kind securities.

         High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

         The market for high yield bonds is in some cases more thinly traded than the market for investment grade bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Fund may have greater difficulty valuing the high yield bonds in its portfolio accurately and disposing of these bonds at the time or price desired.

         Ratings assigned by Moody's and S&P to high yield bonds, like other bonds, attempt to evaluate the timeliness of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Investment Adviser will determine whether the security will be retained based upon the factors the Investment Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's investment objective more dependent on the Investment Adviser's own credit analysis than is the case for higher rated bonds.

         Market prices for high yield bonds tend to be more sensitive than those for higher rated securities due to many of the factors described above, including the creditworthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds.

         The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

         As a result of all these factors, the net asset value of the Fund to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher rated debt securities.

         Derivative Instruments.

         Options. The Fund may, from time to time, subject to guidelines of the Board of Directors and the limitations set forth in the Prospectus and applicable rating agency guidelines, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio.

         A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other liquid securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The Investment Adviser, on behalf of the Fund, has no present intention to engage in uncovered option transactions. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

         As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the US dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the US dollar) historically have a high degree of positive correlation.

         Futures Contracts. The Fund will enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, financial indices, and U.S. government securities (collectively, "interest rate futures contracts"). It may also enter into futures contracts for the purchase or sale of foreign currencies in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. In addition, the Fund may enter into futures contracts on stock and bond indices (collectively, "securities indices"). The Fund may enter into such futures contracts both on U.S. and foreign exchanges.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), an agency of the U.S. government, and must be executed through a futures commission merchant, i.e., a brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these contract markets and their affiliated clearing organizations guarantee performance of the contracts as between the clearing members of the exchange.

         At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the face value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-the-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

         Although futures contracts by their terms may call for the actual delivery or acquisition of underlying assets, in most cases the contractual obligation is extinguished by offset before the expiration of the contract.

         The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying commodity. When the Fund purchases or sells futures contracts, the Fund will incur brokerage fees and related transactions costs.

         In addition, futures contracts entail risks. The ordinary spreads between values in the cash and futures markets, due to differences in the characters of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Thus, a correct forecast of interest rate trends by the Investment Adviser may still not result in a successful transaction.

         If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts on other securities that historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of the portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.

         Options on Futures Contracts. The Fund may also enter into options on futures contracts for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may purchase put and call options and write put and call options on futures contracts that are traded on U.S. and foreign exchanges. The Investment Adviser, on behalf of the Fund, has no present intention to engage in uncovered option transactions. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise of the option on the futures contract.

         The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the asset which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its custodian for the term of the option, cash or liquid securities equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its custodian for the term of the option, cash or liquid securities at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

         Writing a put option on a futures contract serves as a partial hedge against an increase in the value of debt securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

         Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holding of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

         The Fund may purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange US dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the US dollar, the Fund can attempt to "lock in" the US dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the US dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in US dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the US dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of the Board of Directors, the Fund may engage in transactions in futures contracts and options hereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

         Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

         In addition, investment in future contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund's outstanding preferred stock.

         Forward Currency Exchange Contracts. The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

         The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's commitment with respect to the forward contract.

         At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to delivery. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

         The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

         If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Repurchase Agreements. The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser, i.e., the Fund, acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

         If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its stock is qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets. The Fund's ability to lend portfolio securities will be limited by the rating agency guidelines applicable to any of the Fund's outstanding preferred stock.

         A loan may generally be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board of Directors will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.


                            INVESTMENT RESTRICTIONS

         The investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Such a majority is defined as the lesser of (i) 67% or more of the shares present at a meeting of stockholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

         Under its investment restrictions the Fund may not:

         o Purchase the securities of any one issuer, other than the United States government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

         o Purchase or otherwise acquire real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         o Purchase or otherwise acquire or sell commodities or commodity contracts except that the Fund may purchase or sell financial futures contracts and related options thereon.

         o Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         o Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, except that the Fund reserves the right to invest up to 5% of its total assets in not more than 3% of the securities of any one investment company including small business investment companies or invest up to 10% of its total assets in the securities of investment companies, nor make any such investments other than through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase.

         o Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options or entering into financial futures transactions or forward contracts, or when issued or delayed delivery securities are not deemed to be pledges of assets and such arrangements are not deemed to be the issuance of a senior security as described in the immediately following restriction.

         o Issue senior securities except to the extent permitted by applicable law.

         o Make loans of money or securities, except: (a) that the Fund may engage in repurchase agreements as set forth in the Prospectus and (b) the Fund may lend its portfolio securities consistent with applicable regulatory requirements and as set forth in the Prospectus.

         o Make short sales of securities or maintain a short position, unless at all times when a short position is open, it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         o Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

         o Invest for the purpose of exercising control or management of any other issuer.

         o Invest more than 25% of the value of its total assets in any one industry.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

                            MANAGEMENT OF THE FUND

Directors and Officers

         Overall responsibility for management and supervision of the Fund rests with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, Boston Safe Deposit and Trust Company, the Fund's custodian (the "Custodian"), EquiServe Trust Company ("EquiServe"), the Fund's transfer agent and dividend disbursing agent with respect to the Series B Preferred, and The Bank of New York, the Fund's auction agent, paying agent and registrar with respect to the Series C AMPS. The day-to-day operations of the Fund are delegated to the Investment Adviser.

         The names and business addresses of the directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other organizations and companies.


                                                  Number of
                                                   Funds in          Principal                   Other
Name (And Age), Position     Term of Office      Fund Complex     Occupation During           Directorships
 with the Fund and           and Length of       Overseen by       Past Five Years              Held by
  Business Address(1)        Time Served(2)      Director                                       Director

INTERESTED DIRECTORS(3):

Mario J. Gabelli               Since 1989***          21        Chairman of the Board          Director of Morgan Group
Director, President and                                         and Chief Executive            Holdings, Inc.
Chief Investment Officer                                        Officer of Gabelli Asset       (transportation
Age:  60                                                        Management Inc. and            services); Vice Chairman
                                                                Chief Investment Officer       of Lynch Corporation
                                                                of Gabelli Funds, LLC          (diversified
                                                                and GAMCO Investors,           manufacturing)
                                                                Inc; Chairman and Chief
                                                                Executive Officer of
                                                                Lynch Interactive
                                                                Corporation (multimedia
                                                                and services)

Karl Otto Pohl+                Since 1992***          30        Member of the                  Director of Gabelli Asset
Director                                                        Shareholder Committee of       Management Inc.
Age:  72                                                        Sal Oppenheim Jr. & Cie        (investment management);
                                                                (private investment            Chairman, Incentive
                                                                bank); Former President        Capital and Incentive
                                                                of the Deutsche                Asset Management
                                                                Bundesbank and Chairman        (Zurich); Director at Sal
                                                                of its Central Bank            Oppenheim Jr. & Cie,
                                                                Council (1980-1991)            Zurich


NON-INTERESTED DIRECTORS:

E. Val Cerutti                 Since 1989**            7        Chief Executive Officer        Director of Lynch
Director                                                        of Cerutti Consultants,        Corporation
Age:  62                                                        Inc.; Former President
                                                                and Chief Operating
                                                                Officer of Stella D'oro
                                                                Biscuit Company (through
                                                                1992); Adviser, Iona
                                                                College School of
                                                                Business

Anthony J. Colavita(4)         Since 1989*            32        President and Attorney             ___
Director                                                        at Law in the law firm
Age:  66                                                        of Anthony J. Colavita,
                                                                P.C.

Dugald A. Fletcher             Since 1989**            2        President, Fletcher &          Director of Harris and
Director                                                        Company, Inc.; Former          Harris Group, Inc.
Age:  72                                                        Director and Chairman          (venture capital)
                                                                and Chief Executive
                                                                Officer of Binnings
                                                                Building Products, Inc.
                                                                (1997)

Anthony R. Pustorino           Since 1989**           16        Certified Public                     ___
Director                                                        Accountant; Professor
Age:  76                                                        Emeritus, Pace University

Werner J. Roeder, MD4          Since 2001***          26        Medical Director of                  ___
Director                                                        Lawrence Hospital and
Age:  61                                                        practicing private
                                   physician

Anthonie C. van Ekris+         Since 1992*            17        Managing Director of           Director of Spinnaker
Director                                                        BALMAC International,          Industries, Inc.
Age:  67                                                        Inc.

Salvatore J. Zizza             Since 1991*             8        Chairman, Hallmark             Board Member of Hollis
Director                                                        Electrical Supplies            Eden Pharmaceuticals,
Age:  56                                                        Corp.; Former Executive        Bion Environmental
                                                                Vice President of FMG          Technologies Inc. and The
                                                                Group (OTC), a                 Credit Store Inc.
                                                                healthcare provider;
                                                                Former President and
                                                                Chief Executive Officer
                                                                of the Lehigh Group Inc.
                                                                (electrical supply
                                                                wholesaler); an interior
                                                                construction company,
                                                                through 1997

OFFICERS:

Bruce N. Alpert                Since 1989             ___       Executive Vice President             ___
Vice President and Treasurer                                    and Chief Operating
Age:  50                                                        Officer of Gabelli
                                                                Funds, LLC
                                                                since 1988 and
                                                                an officer of
                                                                all mutual
                                                                funds advised
                                                                by Gabelli
                                                                Funds, LLC and
                                                                its
                                                                affiliates;
                                                                Director and
                                                                President of
                                                                Gabelli
                                                                Advisors, Inc.

Peter W. Latartara             Since 1998             ___       Vice President of the                ___
Vice President                                                  Fund since 1998.  Vice
Age:  35                                                        President of Gabelli &
                                                                Company, Inc. from 1996

James E. McKee                 Since 1995             ___       Vice President, General              ___
Secretary                                                       Counsel and Secretary of
Age:  38                                                        Gabelli Asset Management
                                                                Inc. since
                                                                1999 and GAMCO
                                                                Investors,
                                                                Inc. since
                                                                1993;
                                                                Secretary of
                                                                all mutual
                                                                funds advised
                                                                by Gabelli
                                                                Advisers, Inc.
                                                                and Gabelli
                                                                Funds, LLC

-----------------------

+    Non-resident director with no authorized agent in the United States.

1    Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

2 The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
     * Term expires at the Fund's 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
     ** Term expires at the Fund's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
     *** Term expires at the Fund's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds LLC which acts as the Fund's investment adviser.

4    Represents holders of the Fund's 8.00% Cumulative Preferred Stock.


         The Board of Directors of the Fund are divided into three classes, with a class having a term of three years except as described below. Each year the term of office of one class of directors of the Fund will expire. However, to ensure that the term of a class of the Fund's directors expires each year, one class of the Fund's directors will serve three-year terms. The terms of Messrs. Colavita, van Ekris and Zizza as directors of the Fund expire in 2002; the terms of Messrs. Fletcher and Pustorino as directors of the Fund expire in 2003; and the terms of Messrs. Gabelli, Pohl, Cerutti and Dr. Roeder as directors of the Fund expire in 2004.


------------------------------------ ---------------------------------- ----------------------------------

Name of Director                     Dollar Range of Equity             Aggregate Dollar Range of Equity
                                     Securities in the Fund             Securities in all Registered
                                                                        Investment Companies Overseen by
                                                                        Directors in Family of
                                                                        Investment Companies
------------------------------------ ---------------------------------- ----------------------------------


INTERESTED DIRECTORS

------------------------------------ ---------------------------------- ----------------------------------

Mario J. Gabelli                                     E                                  E
------------------------------------ ---------------------------------- ----------------------------------

Karl Otto Pohl                                       A                                  A
------------------------------------ ---------------------------------- ----------------------------------


DISINTERESTED DIRECTORS

------------------------------------ ---------------------------------- ----------------------------------

E. Val Cerutti C E
------------------------------------ ---------------------------------- ----------------------------------

Anthony J. Colavita                                  E                                  E
------------------------------------ ---------------------------------- ----------------------------------

Dugald A Fletcher                                    E                                  E
------------------------------------ ---------------------------------- ----------------------------------

Anthony R. Pustorino                                 D                                  E
------------------------------------ ---------------------------------- ----------------------------------

Werner J, Roeder, MD                                 A                                  E
------------------------------------ ---------------------------------- ----------------------------------

Anthonie C. van Ekris                                C                                  E
------------------------------------ ---------------------------------- ----------------------------------

Salvatore J. Zizza                                   E                                  E
------------------------------------ ---------------------------------- ----------------------------------


------------------------------------------
*        KEY TO DOLLAR RANGES
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       Over $100,000


All stock was valued as of December 31, 2002.

         The Directors serving on the Fund's Nominating Committee are Messrs. Anthony J. Colavita, Chairman of the committee, and Salvatore J. Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by stockholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met once during the year ended December 31, 2001. The Fund does not have a standing compensation committee.

         Messrs. Anthony R. Pustorino, Chairman, Anthony J. Colavita, and Salvatore J. Zizza serve on the Fund's Audit Committee and these directors are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent accountants. During the year ended December 31, 2001, the Audit Committee met twice.

         The economic terms of the Advisory Agreement between the Fund and its Investment Adviser were unanimously approved by the Fund's Board of Directors at its May 22, 2002 meeting. The Board's approval included a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party (as such term is defined in the 1940 Act). In approving the Advisory Agreement, the Board of Directors considered, among other things, the nature and quality of services to be provided by the Investment Adviser, the profitability to the Investment Adviser of its relationship with the Fund, economies of scale and comparative fees and expense ratios.

         The Fund and the Investment Adviser have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the United States Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Code of Ethics is also available on the EDGAR database on the Securities and Exchange Commission's Internet Site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Room Section, Washington, D.C. 20549- 0102.

Remuneration of
Directors and Officers

         The Fund pays each director who is not affiliated with the Investment Adviser or its affiliates a fee of $5,000 per year plus $750 per meeting attended, together with each director's actual out-of-pocket expenses relating to attendance at such meetings.

          The following table shows certain compensation information for the directors and officers of the Fund for the fiscal year ended December 31, 2001. Mr. Latartara is employed by the Fund and his compensation is evaluated and approved by the directors. Other officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.

Compensation Table For the Fiscal Year Ended December 31, 2002


                   NAME OF PERSON AND                       AGGREGATE            TOTAL COMPENSATION
                       POSITION*                        COMPENSATION FROM        FROM THE FUND AND
                                                            THE FUND             FUND COMPLEX PAID
                                                                                   TO DIRECTORS/
                                                                                     OFFICERS

MARIO J. GABELLI                                          $0                       $0
Chairman of the Board (21)

E. VAL CERUTTI Director (7)                               $                        $

ANTHONY J. COLAVITA Director (32)                         $                        $

DUGALD A. FLETCHER Director (2)                           $                        $

KARL OTTO POHL Director (30)                              $                        $

ANTHONY R. PUSTORINO Director (16)                        $                        $

WERNER J. ROEDER, MD Director (26)                        $                        $

ANTHONIE C. van EKRIS Director (17)                       $                        $

SALVATORE J. ZIZZA Director (8)                           $                        $


* Represents the total compensation paid to such persons during the calendar year ended December 31, 2001 by investment companies
         (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies and portfolios.

For his services as Vice President of the Fund, Mr. Latartara received compensation in 2002 of $[__].

Indemnification of Directors and Officers; Limitations on Liability

         Subject to limitations imposed by the 1940 Act, the Fund's Charter limits the liability of the Fund's directors and officers to the Fund and its stockholders to the fullest extent permitted by Maryland law. Under Maryland law, Maryland corporations may limit their directors' and officers' liability for money damages to the corporation and stockholders except to the extent (i) that it is proved that a director or officer actually received an improper benefit or profit in money, property or services, in which case such director or officer may be liable for the amount of the benefit or profit actually received or (ii) that a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

         The Charter also provides for the indemnification of, and expenses to be advanced on behalf of, directors and officers, among others, to the fullest extent permitted by Maryland law, subject to the limitations imposed by the 1940 Act. Under Maryland law, corporations may indemnify present and past directors and officers, or officers of another corporation that serve at the request of the indemnifying corporation, against judgments, penalties, fines, settlements and reasonable expenses (including attorneys' fees) actually incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation in which such director or officer is adjudicated liable to the corporation), in which they are made parties by reason of being or having been directors or officers, unless it is proved that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Maryland law also provides that, unless limited by the corporation's charter, a corporation will indemnify present and past directors and officers who are successful, on the merits or otherwise, in the defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against reasonable expenses (including attorneys' fees) incurred in connection with such proceeding. The Fund's Charter does not limit the extent of this indemnity.


Investment Advisory and Administrative Arrangements

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of December 31, 2002, the Investment Adviser and its affiliates acted as registered investment advisers to 20 management investment companies with aggregate net assets of [__]. The Investment Adviser, together with other affiliated investment advisers, has assets under management totaling [__] billion. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and as a sub-adviser to management investment companies, having aggregate assets of [__] under management as of December 31, 2002. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of [__] under management as of December 31, 2002. The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

         Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Directors. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's stockholders and supervising the calculation of the net asset value of its stock. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the applicable series of its preferred stock for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate of such series, prorated during the year such series is issued and the final year such series is outstanding.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

         Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of stockholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Directors or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved by the Board of Directors at a meeting held on June 5, 1989 and was approved most recently by the Board of Directors on May 22, 2002. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         For each of the years ended December 31, 2000, December 31, 2001, and December 31, 2002 the Investment Adviser was paid $822,916, $750,049, and $[__] respectively, for advisory and administrative services rendered to the Fund.


                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Directors have determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

         For the fiscal years ended December 31, 2000, December 31, 2001, and December 31, 2002, the Fund paid a total of $143,305, $42,738, and $[__] respectively, in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received $116,959, $34,251, and $[__] respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2002 represented approximately [__]% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately [__]% of the aggregate dollar amount of transactions by the Fund for such period.


                          REPURCHASE OF COMMON STOCK

         The Fund is a closed-end, diversified, management investment company and as such its stockholders do not, and will not, have the right to redeem their stock. The Fund, however, may repurchase its common stock from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund's common stock is trading at a discount of 10% or more (or such other percentage as the Board of Directors of the Fund may determine from time to time) from net asset value. Pursuant to the 1940 Act, the Fund may repurchase its common stock on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such stock) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase stock and purchasing in a manner and on a basis that does not discriminate unfairly against the other stockholders through their interest in the Fund.

         When the Fund repurchases its common stock for a price below net asset value, the net asset value of the common stock that remains outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common stock will be affected, either positively or negatively.


                              PORTFOLIO TURNOVER

         The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2002, December 31, 2001 and 2000 were [__] %, 59% and 169%, respectively. Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its stockholders, as applicable. A higher rate of portfolio turnover may also result in taxable gains being passed to stockholders.


        AUTOMATIC DIVIDEND REINVESTMENTAND VOLUNTARY CASH PURCHASE PLAN

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a stockholder whose shares of the Fund's common stock is registered in his own name will have all distributions reinvested automatically by EquiServe, which is agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by EquiServe as dividend disbursing agent.

         Under the Plan, whenever the market price of the common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued shares of common stock, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy the common stock for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to EquiServe, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. EquiServe will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month. EquiServe will charge each stockholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to EquiServe in a manner that ensures that EquiServe will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by EquiServe at least 48 hours before such payment is to be invested.

         EquiServe maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by EquiServe in noncertificated form in the name of the participant. A Plan participant may send its share certificates to EquiServe so that the shares represented by such certificates will be held by EquiServe in the participant's stockholder account under the Plan.

         In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, EquiServe will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to EquiServe at PO Box 43025, Providence, RI 02940-3025.


                                   TAXATION

         The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

         The Fund has qualified as and intends to continue to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and on its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, which it distributes to its stockholders in each taxable year, provided that an amount equal to at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year is distributed to its stockholders.

         Qualification as a RIC requires, among other things, that the Fund:
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's stockholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to preferred stockholders and common stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gains recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year, (unless, as in the case of the Fund, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (iii) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-US dollar denominated bonds and other similar debt instruments and on any non-US dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as net investment income and loss.

         If the Fund invests in stock of a passive foreign investment company (a "PFIC"), the Fund may be subject to federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its stockholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal federal corporate income tax rate in effect for the year to which it was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's net investment income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a taxable dividend to stockholders.

         If the Fund invests in stock of a PFIC, the Fund may be able to elect to treat the PFIC as a "qualified electing fund," in lieu of being taxable in the manner described in the above paragraph and to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which may be difficult to obtain. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year all shares that it hold in PFICs. If it makes this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it does not exceed prior increases.

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

         If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and would generally be able to avoid Fund-level federal income taxation on the income that it distributes.

Hedging Transactions

         Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

         Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Foreign Taxes

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. It is anticipated that the Fund will not invest more than 35% of its total assets in foreign securities. Accordingly, the Fund will not be eligible to elect to "pass-through" to stockholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes. In order to make such an election, at least 50% of the Fund's total assets would be required to be invested in foreign securities.

Taxation of Stockholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gains its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such stockholder's gross income.

          Distributions of ordinary income are taxable to a U.S. stockholder as ordinary income, whether paid in cash or shares. Ordinary income dividends paid by the Fund may qualify for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of qualified dividends received from U.S. corporations. The Fund expects to distribute a relatively small amount of income that would be eligible for the dividends received deduction. The amount of any dividend distribution eligible for the dividends received deduction will be designated by the Fund in a written notice to stockholders within 60 days of the close of the taxable year. Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund's shares, and are not eligible fo the dividends received deduction. For non-corporate taxpayers, however, net investment income will currently be taxed at a maximum rate of 38.6% while net capital gains generally will be taxed at a maximum rate of 20%. For corporate taxpayers, both net investment income and net capital gain are taxed at a maximum rate of 35%.

         Stockholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a stockholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares.

         Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about the U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Backup Withholding

         The Fund may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against such stockholder's federal income tax liability.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Series B Preferred or Series C AMPS should consult their own tax advisers regarding the purchase, ownership and disposition of Series B Preferred or Series C AMPS.

                            ADDITIONAL INFORMATION
                     CONCERNING AUCTIONS FOR SERIES C AMPS

General

         The Articles Supplementary provide that the Applicable Rate for each Dividend Period of the Series C AMPS will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period (an "Auction Date") from implementation of the Auction Procedures set forth in the Articles Supplementary, and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such Series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Articles Supplementary.

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Series C AMPS so long as the Applicable Rate is to be based on the results of the Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Series C AMPS. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to the Series C AMPS. One certificate for all of the Series C AMPS shares will be registered in the name of Cede & Co., as nominee of the Securities Depository.

         Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Series C AMPS contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the Series C AMPS. Prior to the commencement of the right of Holders of the Preferred Stock to elect a majority of the Fund's directors, as described under "Description of the Series B Preferred and Series C AMPS -- Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all the Series C AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in Series C AMPS, whether for its own account or as a nominee for another person.

Orders by Existing Holders and Potential Holders

         On or prior to the Submission Deadline on each Auction Date for the Series C AMPS:

         (i) each Beneficial Owner of Series C AMPS may submit to its Broker-Dealer by telephone or otherwise a:

               (a) "Hold Order" - indicating the number of Outstanding Series C AMPS shares, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

               (b) "Bid" - indicating the number of Outstanding Series C AMPS shares, if any, that such Beneficial Owner offers to sell if the Applicable Rate for such Series C AMPS for the next succeeding Dividend Period is less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

               (c) "Sell Order" - indicating the number of Outstanding Series C AMPS shares, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for such Series C AMPS for the next succeeding Dividend Period; and

         (ii) Broker-Dealers will contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which case they will indicate the number of Series C AMPS shares that they offer to purchase if the Applicable Rate for Series C AMPS for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

         The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent is referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent is referred to herein as a "Bidder" and collectively as "Bidders."

         A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction will constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Sell Order will constitute an irrevocable offer to sell Series C AMPS subject thereto at a price per share equal to $25,000.

         A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for the Series C AMPS an Order or Orders covering all the Outstanding Series C AMPS held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding Series C AMPS shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for the Series C AMPS an Order or Orders covering all of the Outstanding Series C AMPS held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding Series C AMPS shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer.

         A Potential Beneficial Owner of Series C AMPS may submit to its Broker-Dealer Bids in which it offers to purchase Series C AMPS if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate will constitute an irrevocable offer to purchase the number of Series C AMPS shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid. A Beneficial Owner of Series C AMPS that offers to become the Beneficial Owner of additional Series C AMPS is, for purposes of such offer, a Potential Beneficial Owner.

         As described more fully below under " -- Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of Series C AMPS subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of Series C AMPS subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described above. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Series C AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Series C AMPS held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see " -- Submission of Orders by Broker-Dealers to Auction Agent" below.

         The Fund may not submit an Order in any Auction.

         The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Series C AMPS shares that is fewer than the number of Series C AMPS shares specified in its Order. See " -- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale will be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See " -- Notification of Results; Settlement" below.

         As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction up to the Maximum Rate. See " -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and " -- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

Concerning the Auction Agent

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Series C AMPS, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfer of Series C AMPS" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal the Fund has entered into such an agreement with a successor Auction Agent.

Broker-Delears

         The Auction Agent after each Auction for Series C AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of [__] of the purchase price of Series C AMPS placed by such Broker-Dealer at such Auction, in the case of any Auction immediately preceding a Dividend Period of less than one year or, in the case of any Auction immediately preceding a Dividend Period of one year or longer, a percentage agreed to by the Fund and the Broker-Dealers. For the purposes of the preceding sentence, Series C AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (ii) the subject of an Order submitted by such Broker-Dealer that is (a) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction, (b) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (c) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Submission of Orders by Broker-Dealers to Auction Agent

         Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of Series C AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, will be irrevocable.

         If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

         If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Series C AMPS shares subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

         (i) all Hold Orders for Series C AMPS will be considered valid, but only up to and including in the aggregate the number of Outstanding Series C AMPS shares held by such Existing Holder, and, if the number of Series C AMPS shares subject to such Hold Orders exceeds the number of Outstanding Series C AMPS shares held by such Existing Holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

         (ii)  (a)    any Bid for Series C AMPS will be considered valid up to
                      and including the excess of the number of shares of Outstanding Series C AMPS shares held by such Existing
                      Holder over the number of Series C AMPS shares subject to any Hold Orders referred to in clause (i) above;

               (b) subject to subclause (a), if more than one Bid of an Existing Holder for Series C AMPS is submitted to the Auction Agent with the same rate and the number of Outstanding shares subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of Series C AMPS shares subject to each Bid with the same rate will be reduced pro rata to cover the number of Series C AMPS shares equal to such excess;

               (c) subject to subclauses (a) and (b), if more than one Bid of an Existing Holder for Series C AMPS is submitted to the Auction Agent with different rates, such Bids will be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

               (d) in any such event, the number, if any, of such Outstanding Series C AMPS shares subject to any portion of Bids considered not valid in whole or in part under this clause (ii) will be treated as the subject of a Bid for Series C AMPS by or on behalf of a Potential Holder at the rate specified therein; and

         (iii) all Sell Orders for Series C AMPS will be considered valid up to and including the excess of the number of Outstanding Series C AMPS shares held by such Existing Holder over the sum of shares subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

If more than one Bid of a Potential Holder for Series C AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of Series C AMPS shares therein specified.

Determination of Sufficient Clearing Bids,
Winning Bid Rate and Applicable Rate

         Not earlier than the Submission Deadline on each Auction Date for Series C AMPS, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding Series C AMPS shares over the number of Outstanding Series C AMPS shares subject to Submitted Hold Orders (such excess being herein referred to as the "Available Series C AMPS") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding Series C AMPS shares that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of Outstanding Series C AMPS shares that are the subject of Submitted Sell Orders (including the number of Series C AMPS shares subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

         If Sufficient Clearing Bids for Series C AMPS have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the Winning Bid Rate for shares of such Series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding Series C AMPS shares which, when added to the number of Outstanding Series C AMPS shares to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Series C AMPS. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of such Series.

         If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Series C AMPS is subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all Series C AMPS will be equal to the Maximum Rate. In such a case, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all Series C AMPS subject to such Sell Orders but will continue to own Series C AMPS for the next Dividend Period. See " -- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

         If all of the Outstanding Series C AMPS is subject to Submitted Hold Orders, the Applicable Rate for all Series C AMPS for the next succeeding Dividend Period will be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and
Submitted Sell Orders and Allocation of Shares

         Based on the determinations made under " -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of Series C AMPS will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the Series C AMPS subject to such Hold Orders.

         If Sufficient Clearing Bids for Series C AMPS shares have been made:

         (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the Outstanding Series C AMPS subject to such Submitted Sell Order or Submitted Bid;

         (ii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding Series C AMPS subject to such Submitted Bid;

         (iii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of Outstanding Series C AMPS shares subject to such Submitted Bid;

         (iv) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold Series C AMPS subject to such Submitted Bid, unless the number of Outstanding Series C AMPS shares subject to all such Submitted Bids is greater than the number of Series C AMPS shares ("remaining shares") in excess of the Available Series C AMPS over the number of Series C AMPS shares accounted for in clauses (ii) and (iii) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Series C AMPS subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Series C AMPS shares subject to all such Submitted Bids of such Existing Holders; and

         (v) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for Series C AMPS will purchase any Available Series C AMPS not accounted for in clauses (ii) through (iv) above on a pro rata basis based on the Outstanding Series C AMPS shares subject to all such Submitted Bids.

         If Sufficient Clearing Bids for Series C AMPS shares have not been made (unless this results because all Outstanding Series C AMPS shares are subject to Submitted Hold Orders):

         (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the Series C AMPS subject to such Submitted Bid;

         (ii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of Series C AMPS shares subject to such Submitted Bid; and

         (iii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of Series C AMPS shares subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding Series C AMPS shares subject to all such Submitted Bids and Submitted Sell Orders.

         If, as a result of the pro rata allocation described in clauses (iv) or (v) of the second preceding paragraph or clause (iii) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Series C AMPS share, the Auction Agent will, in such manner as, in its sole discretion, it determines, round up or down to the nearest whole share the number of Series C AMPS shares being sold or purchased on such Auction Date so that the number of Series C AMPS shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of such Series. If as a result of the pro rata allocation described in clause (v) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole Series C AMPS share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate Series C AMPS for purchase among Potential Holders so that only whole Series C AMPS shares are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such Series.

Notification of Results; Settlement

         The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling Series C AMPS as a result of the Auction and will be required to advise each customer purchasing or selling Series C AMPS as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of Series C AMPS shares on the registry of Existing Holders to be maintained by the Auction Agent.

         In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of Series C AMPS as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         If any Existing Holder selling Series C AMPS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole Series C AMPS shares that is less than the number of Series C AMPS shares that otherwise was to be purchased by such person. In such event, the number of Series C AMPS shares to be so delivered will be determined by the Broker-Dealer. Delivery of such lesser number of Series C AMPS shares will constitute good delivery.

                       ADDITIONAL INFORMATION CONCERNING
                   THE SERIES B PREFERRED AND SERIES C AMPS

         The additional information concerning the Series B Preferred and Series C AMPS contained in this SAI does not purport to be complete a complete description of those Series and should be read in conjunction with the description of the Series B Preferred and Series C AMPS contained in the Prospectus under "Description of the Series B Preferred and Series C AMPS." This description is subject to and qualified in its entirety by reference to the Fund's Charter, including the provisions of the Articles Supplementary establishing, respectively, the Series B Preferred and the Series C AMPS. Copies of these Articles Supplementary are filed as exhibits to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Additional Information" in the Prospectus.

Dividends and Dividend Periods For the Series C AMPS

         Holders of Series C AMPS will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under " -- Determination of Dividend Rate," payable as and when set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on shares of the Fund's Common Stock.

         By 12:00 noon, New York City time, on the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient same-day funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

         Holders of Series C AMPS will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends. No interest will be payable in respect of any dividend payment or payments that may be in arrears. See " -- Default Period."

         The amount of dividends per Outstanding Series C AMPS share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable (but in no event will the numerator exceed 360) and the denominator of which will be 360, multiplying the amount so obtained by the $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per Series C AMPS share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence except that the numerator, with respect to any full twelve month period, will be determined on the basis of twelve 30-day months.

         Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for the Series C AMPS is set forth in the Prospectus. See "The Auction -- Summary of Auction Procedures" in the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

         Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (generally seven days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

         A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of the Series C AMPS will be required to continue to hold such shares for such Standard Dividend Period. The designation of a Special Dividend Period is also subject to additional conditions. See " -- Notification of Dividend Period" below.

         Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Series C AMPS Basic Maintenance Amount.

         The Maximum Rate will apply automatically following an Auction for Series C AMPS in which Sufficient Clearing Bids have not been made (other than because all Series C AMPS were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for (i) circumstances in which the Dividend Rate is the Default Rate, as described below or (ii) in the event an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an Auction Date not to be a Business Day, in which case the length of the then current dividend period will be extended by seven days, or a multiple thereof if necessary because of such unforeseen event or events, the applicable rate for such period will be the applicable rate for the then current dividend period so extended and the dividend payment date for such dividend period will be the first business day next succeeding the end of such period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Series C AMPS shares are subject (or are deemed to be subject) to Hold Orders.

         Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

         Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the Series C AMPS; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series C AMPS has been cured as set forth under " -- Default Period," (iii) Sufficient Clearing Bids existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund mailed a notice of redemption with respect to any shares, the Redemption Price with respect to such shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Series C AMPS Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Series C AMPS Basic Maintenance Report to each Rating Agency which is then rating the Series C AMPS and so requires.

         If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be made by press release and communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (x) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (y) that the Fund will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

         (a) a notice stating (1) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (2) the terms of the Specific Redemption Provisions, if any; or

         (b) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (b) above, thereby resulting in a Standard Dividend Period.

         Default Period. A "Default Period" with respect to Series C AMPS will commence on any date upon which the Fund fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, on the Business Day next preceding the relevant Dividend Payment Date or date fixed for such redemption (the "Redemption Date"), as the case may be, (i) the full amount of any declared dividend on the Series C AMPS payable on such Dividend Payment Date (a "Dividend Default") or (ii) the full amount of any redemption price (the "Redemption Price") payable on the Series C AMPS being redeemed on such Redemption Date (such default a "Redemption Default" and, together with a Dividend Default, a "Default").

         A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, New York City time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

         In the case of a Dividend Default, no Auction will be held during a Default Period applicable to the Series C AMPS, and the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate.

         Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period applicable to such Series.

         No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate will be equal to the Reference Rate multiplied by three.

Restrictions on Dividends, Redemption and Other Payments

         Under the 1940 Act, the Fund may not (i) declare any dividend (except a dividend payable in stock of the issuer) or other distributions upon any of its outstanding common stock, or purchase any such common stock, if at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's outstanding senior securities representing stock, including the Series B Preferred or Series C AMPS, would be less than 200% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock), or (ii) declare any dividend (except a dividend payable in stock of the issuer) or other distributions upon any of its outstanding capital stock, including the Series B Preferred or Series C AMPS, or purchase any such capital stock if, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Stock), except that dividends may be declared upon any Preferred Stock, including the Series B Preferred or Series C AMPS, if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the senior securities representing indebtedness would be equal to or greater than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Stock). A declaration of a dividend or other distribution on or purchase or redemption of Series B Preferred or Series C AMPS is prohibited, unless there is no event of default under indebtedness senior to the Series B Preferred and Series C AMPS and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to its Preferred Stock (including the Series B Preferred and Series C AMPS).

         For so long as the Series B Preferred or Series C AMPS is Outstanding, except as otherwise provided in the Articles Supplementary, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Stock or other stock, if any, ranking junior to the Series B Preferred and Series C AMPS as to dividends or upon liquidation) with respect to shares of Common Stock or any other stock of the Fund ranking junior to the Series B Preferred and Series C AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or other stock ranking junior to the Series B Preferred and Series C AMPS (except by conversion into or exchange for shares of the Fund ranking junior to the Series B Preferred and Series C AMPS as to dividends and upon liquidation), unless, in each case, (x) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount applicable to, as the case may be, the Series B Preferred or Series C AMPS and the 1940 Act Asset Coverage with respect to the Fund's Outstanding Preferred Stock, including the Series B Preferred and Series C AMPS, would be achieved, (y) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Preferred Stock, including the Series B Preferred and Series C AMPS (or will have been declared and sufficient funds for the full payment thereof will have been deposited with the Paying Agent or the dividend-disbursement agent, as applicable) and (z) the Fund has redeemed the full number of shares of Preferred Stock to be redeemed pursuant to any provision for mandatory redemption contained in the Articles Supplementary, including any Series B Preferred and Series C AMPS required or determined to be redeemed pursuant to any such provision.

         No full dividend will be declared or paid or set apart for payment on the Series B Preferred or Series C AMPS for any Dividend Period or part thereof, unless full cumulative dividends due through the most recent Dividend Payment Dates of the Outstanding Preferred Stock (including the Series B Preferred and Series C AMPS) have been or contemporaneously are declared and paid on all Outstanding shares of Preferred Stock. If full cumulative dividends due have not been paid on all shares of Preferred Stock, any dividends being paid on the shares of Preferred Stock (including the Series B Preferred and Series C AMPS) will be paid as nearly pro rata as possible on all Outstanding shares of Preferred Stock on the Dividend Payment Dates therefor in proportion to the respective amounts of dividends accumulated but unpaid on each series of Preferred Stock.

Asset Maintenance

         The Fund is required to satisfy two separate asset maintenance requirements in respect of its Preferred Stock, including the Series B Preferred and Series C AMPS: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of each of the series of Preferred Stock, including Series B Preferred and Series C AMPS, plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for its Outstanding Preferred Stock, including for the Series B Preferred and Series C AMPS, of at least 200%.

         Basic Maintenance Amount. The Fund is required to maintain, as of each Valuation Date, Eligible Assets having in the aggregate a Discounted Value at least equal to the Basic Maintenance Amount, calculated separately for [__] (if [__] is then rating the Series B Preferred or Series C AMPS at the request of the Fund) and [__] (if [__] is then rating the Series B Preferred or Series C AMPS at the request of the Fund). For this purpose, the value of the Fund's portfolio securities will be the Market Value. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the related Cure Date, the Fund will be required under certain circumstances to redeem some or all of the Series B Preferred or Series C AMPS.

         The "Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (a) the product of the number of shares of each class or series of Preferred Stock Outstanding on such Valuation Date multiplied by the Liquidation Preference per share; (b) to the extent not included in (a) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each Outstanding share of Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to a class or series of the Preferred Stock, then from the date of original issue) through the Valuation Date plus all dividends to accumulate on the Preferred Stock then Outstanding during the 70 days following such Valuation Date or, if less, during the number of days following such Valuation Date that shares of Preferred Stock called for redemption are scheduled to remain Outstanding; (c) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund on Common Stock will not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); and (d) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(a) through (i)(c) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii) (a) the adjusted value of any of the Fund's assets or (b) the face value of any of the Fund's assets if, in the case of both (ii)(a) and (ii)(b), such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of shares of Preferred Stock or payment of another liability and are either U.S. Government Obligations or evidences of indebtedness which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1 or A-1, and are irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the dividend-disbursing agent or Paying Agent, as the case may be, for the payment of the amounts needed to redeem or repurchase Preferred Stock subject to redemption or repurchase or any of (i)(b) through (i)(d); and provided that in the event the Fund has repurchased Preferred Stock and irrevocably segregated or deposited assets as described above with its custodian bank or the dividend-disbursing agent or Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Preferred Stock to be repurchased from (i) above.

         The Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Basic Maintenance Amount are based on the criteria established in connection with rating the Series B Preferred or Series C AMPS, as the case may be. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation.

         The Discount Factor relating to any asset of the Fund, the Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event that the Fund receives written confirmation from each Rating Agency which is then rating the Series B Preferred or Series C AMPS, as the case may be, and which so requires that any such changes would not impair an applicable [__] credit rating from [__] or [__] rating from [__].

         A Rating Agency's Guidelines will apply to the Series B Preferred or Series C AMPS only so long as such Rating Agency is rating such shares at the request of the Fund. The Fund will pay certain fees to [__] and [__] for rating, as the case may be, the Series B Preferred and Series C AMPS. The ratings assigned to the Series B Preferred or Series C AMPS are not recommendations to buy, sell or hold Series B Preferred or Series C AMPS. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Series B Preferred or Series C AMPS should be evaluated independently of any other rating.

         Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund will seek to alter the composition of its portfolio to re-attain the Basic Maintenance Amount on or prior to the applicable Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

         Under certain circumstances, as described in the Articles Supplementary, the Board of Directors without further action by the stockholders may modify the calculation of Adjusted Value (as defined in the Articles Supplementary), Basic Maintenance Amount and the elements of each of them and the definitions of such terms and elements if the Board of Directors determines that such modification is necessary to prevent a reduction in rating of the shares of Preferred Stock by a rating agency rating such shares at the request of the Fund or is in the best interests of the holders of common stock and is not adverse to the holders of Preferred Stock in view of advice to the Fund by the relevant rating agency that such modification would not adversely affect the then-current rating of the affected Preferred Shares. In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the Holders of shares of Preferred Stock, including the Series C AMPS Shares, or any other stockholder of the Fund, after consultation with the Broker-Dealers, and with confirmation from each Rating Agency that immediately following any such increase the Fund would meet the Series C AMPS Basic Maintenance Amount Test.

         1940 Act Series C AMPS Asset Coverage. As of each Valuation Date, the Fund will determine whether the 1940 Act Asset Coverage is met as of that date. The Fund will deliver to the Auction Agent and each Rating Agency a 1940 Act Asset Coverage Certificate which sets forth the determination of the preceding sentence (i) as of the Date of Original Issue and, thereafter, (ii) as of (x) the last Business Day of each March, June, September and December and (y) a Business Day on or before any 1940 Act Asset Coverage Cure Date following a failure to meet 1940 Act Asset Coverage. Such 1940 Act Asset Coverage Certificate will be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the last Business Day of such March, June, September and December, as the case may be, or the relevant Cure Date.

         Notices. The Fund must deliver a Basic Maintenance Report to each applicable Rating Agency and the Auction Agent, if any, which sets forth, as of the related Valuation Date, Eligible Assets sufficient to meet or exceed the applicable Basic Maintenance Amount, the Market Value and Discounted Value thereof (seriatim and in the aggregate) and the applicable Basic Maintenance Amount. Such Basic Maintenance Reports must be delivered as of the applicable Date of Original Issue and thereafter upon the occurrence of specified events on or before the seventh Business Day after the relevant Valuation Date or Cure Date.

Deposit Securities Requirements Relating to the Series C AMPS

         The Fund is obligated to deposit in a segregated custodial account a specified amount of Deposit Securities not later than 12:00 noon, New York City time, on each Dividend Payment Date and each Redemption Date relating to the Series C AMPS. These Deposit Securities, in all cases, will have an initial combined value greater than or equal to the cash amounts payable on the applicable Dividend Payment Date or Redemption Date, and will mature prior to such date.

Restrictions on Transfer Relating to the Series C AMPS

         Series C AMPS may be transferred only (i) pursuant to an Order placed in an Auction, (ii) to or through a Broker-Dealer, or (iii) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Series C AMPS through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Series C AMPS shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

                                [__] GUIDELINES



                                NET ASSET VALUE

         The net asset value of the Fund's shares will be computed based on the market value of the securities it holds and will generally be determined daily as of the close of regular trading on the New York Stock Exchange.

         Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-US dollar denominated assets and futures and options).

         Trading takes place in various foreign markets on days which are not Business Days and on which therefore the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors.

         Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.


                               BENEFICIAL OWNERS


             Name and Address of
           Beneficial/Record Owner                               Amount of Shares and
            as of        , 2003              Title of Class      Nature of Ownership       Percent of Class

Cede & Co.*                                   Common             [        ]                    [     ]
P.O. Box 20                                                      (record)
Bowling Green Station
New York, NY 10274

Mario J. Gabelli and affiliates                Common            [        ]                    [     ]
One Corporate Center***                                          (beneficial)
Rye, NY 10580

Bear Stearns Securities Corp**                 Common            [        ]                    [     ]
One Metrotech Center North, 4th Floor                            (record)
Brooklyn, NY 11201

Charles Schwab & Co., Inc.**                   Common            [        ]                    [     ]
c/o ADP Proxy Services,                                          (record)
51 Mercedes Way
Edgewood, NY 11717


*        A nominee partnership of The Depository Trust Company.
**       Shares held at The Depository Trust Company.
***      Includes [       ] shares owned directly by Mr. Gabelli, [      ]
         shares owned by a family partnership for which Mr. Gabelli serves as
         general partner, [      ] shares held by custodial accounts for which
         Mr. Gabelli serves as Trustee, [       ] shares owned by Gabelli
         Asset Management Inc. or its affiliates, [      ] shares owned by the
         Gabelli & Company, Inc. Profit-Sharing Plan, and [      ] shares
         owned by discretionary accounts managed by GAMCO Investors, Inc., a wholly-owned subsidiary of Gabelli Asset Management Inc. Mr. Gabelli disclaims beneficial ownership of the shares held by custodial accounts, the discretionary accounts, and by the entities named except to the extent of his interest in such entities.


         As of December 31, 2002, the Directors and Officers of the Fund as a
group beneficially owned approximately [    ]% of the outstanding shares of
the Fund's common stock.


                              GENERAL INFORMATION

Book-Entry-Only Issuance

         DTC will act as securities depository for the shares of Series B Preferred and Series C AMPS offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the Securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered.

Counsel and Independent Accountants

         Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is special counsel to the Fund in connection with the issuance of Series B Preferred and Series C AMPS.

          [__], independent accountants, [__], serve as auditors of the Fund and will annually render an opinion on the financial statements of the Fund.

                             FINANCIAL STATEMENTS

                                   Glossary

"AA Financial Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period of 7 days or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii) below; for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate will be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent pursuant to instructions from the Fund. For purposes of this definition, (A) "Commercial Paper Dealers" will mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing will cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days maturity will mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between
(x) 1.00 and (y) a fraction, the numerator of which will be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper will mature and the denominator of which will be 360.

"Affiliate" means, with respect to the Auction Agent, any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund will be deemed to be an Affiliate nor will any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is director of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

"Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

"All Hold Rate" means 80% of the "AA" Financial Composite Commercial Paper
Rate.

"Applicable Rate" means with respect to the Series C AMPS shares for each Dividend Period (i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) if all Series C AMPS shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

"Auction" means each periodic operation of the Auction Procedures.

"Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" means the last day of the initial Dividend Period and each seventh day after the immediately preceding Auction Date; provided, however, that if any such seventh day is not a Business Day, such Auction Date will be the first preceding day that is a Business Day and the next Auction Date, if for a Standard Dividend Period, will (subject to the same advancement procedure) be the seventh day after the date such preceding Auction Date would have been if it had been a Business Day; provided further, however, that the Auction Date for the Auction at the conclusion of any Special Dividend Period will be the last Business Day in such Special Dividend Period and that no more than one Auction will be held during any Dividend Period. Notwithstanding the foregoing, in the event an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an Auction Date not to be a Business Day, then the length of the then current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events).

"Auction Procedures" means the procedures for conducting Auctions described in "Additional Information Concerning the Auction for Series C AMPS."

"Available Series C AMPS" has the meaning set forth in "Additional Information Concerning the Auction for Series C AMPS - Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

"Basic Maintenance Amount" has the meaning set forth under "Additional Information Concerning the Series B Preferred and Series C AMPS - Asset Maintenance."

"Basic Maintenance Report" has the meaning set forth in "Additional Information Concerning the Series B Preferred and Series C AMPS - Asset Maintenance."

"Beneficial Owner" with respect to Series C AMPS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares of such series.

"Bid" has the meaning set forth in "Additional Information Concerning the Auction for the Series C AMPS - Submission of Orders by Broker-Dealers to Auction Agent."

"Bidder" has the meaning set forth in "Additional Information Concerning the Auction for Series C AMPS - Submission of Orders by Broker-Dealers to Auction Agent."

"Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

"Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

"Charter" means the Fund's Articles of Incorporation, as amended, restated and supplemented, including the Articles Supplementary.

"Code" means the Internal Revenue Code of 1986, as amended.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the shares of the Fund's common stock, par value $.001 per share.

"Cure Date" means [__].

"Date of Original Issue" means the date on which the Series B Preferred or Series C AMPS, as the case may be, is originally issued by the Fund.

"Default Period" has the meaning set forth in "Additional Information Concerning the Series B Preferred and Series C AMPS - Dividends and Dividend Period."

"Default Rate" means the Reference Rate multiplied by three (3).

"Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1+ by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered "Deposit Securities" only if they also are rated at least P-1 by Moody's.

"Discount Factor" means (i) so long as [__] is rating the Series B Preferred or Series C AMPS shares at the Fund's request, the [__] Discount Factor or
(ii) any applicable discount factor established by any Other Rating Agency, whichever is applicable.

"Discounted Value" means, as applicable, (i) the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor or (ii) [__], provided, in either case that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the applicable quotient or product as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the applicable quotient or product as calculated above or the par value, whichever is lower.

"Dividend Default" has the meaning set forth in "Additional Information Concerning the Series B Preferred and Series C AMPS - Dividends and Dividend Period."

"Dividend Payment Date" means (i) with respect to the Series B Preferred, [__] and (ii) with respect to the Series C AMPS, (a) for any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof and (ii) for any Dividend Period of more than one year, on a quarterly basis on each March 26th, June 26th, September 26th, and December 26th and on the Business Day following the last day of such Dividend Period.

"Dividend Period" means (i) with respect to the Series B Preferred, the quarterly dividend periods specified in the Prospectus and (ii) with respect to Series C AMPS, the initial period as specified in the Prospectus, and thereafter the period commencing on the Business Day following each Auction Date and ending on the next Auction Date or, if such next Auction Date is not immediately followed by a Business Day, on the latest calendar day prior to the next succeeding Business Day.

"Eligible Assets" means [__] Eligible Assets (if [__] is then rating the Series B Preferred or Series C AMPS at the request of the Fund), [__] Eligible Assets (if [__] is then rating the Series C AMPS at the request of the Fund), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series B Preferred or Series C AMPS, whichever is applicable.

"Existing Holder" means (i) a person who beneficially owns those Series C AMPS shares listed in that person's name in the records of the Fund or the Auction Agent or (ii) the beneficial owner of those Series C AMPS shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer will have signed a master purchaser's letter.

"Hedging Transactions" means transactions in which the Fund will purchase or sell futures contracts; write, purchase or sell options on futures contracts; or write put options (except covered put options) or call options (except covered call options) on securities owned by the Fund.

"Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C AMPS - Orders By Existing Holders and Potential Holders."

"Holder" means, with respect to the Series C AMPS, the registered holder of Series C AMPS shares as the same appears on the stock ledger or stock records of the Fund or records of the Auction Agent, as the case may be.

"Industry Classification" means a six-digit industry classification in the Standard Industry Classification system published by the United States.

"Liquidation Preference" means $25 per Series B Preferred share, $25,000 per Series C AMPS share and will have a correlative meaning with respect to shares of any other class or series of Preferred Stock.

"Market Capitalization" means, with respect to any issue of common stock, as of any date, the product of (i) the number of shares of such common stock issued and outstanding as of the close of business on the date of determination thereof and (ii) the Market Value per share of such common stock as of the close of business on the date of determination thereof.

"Market Value" means the amount determined by the Fund with respect to specific Eligible Assets in accordance with valuation policies adopted from time to time by the Board of Directors as being in compliance with the requirements of the 1940 Act.

         Notwithstanding the foregoing, "Market Value" may, at the option of the Fund with respect to any of its assets, mean the amount determined with respect to specific Eligible Assets of the Fund in the manner set forth below:

                (i) as to any common or preferred stock which is an Eligible Asset, (a) if the stock is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or
(b) if there was no reported sales price on the Valuation Date, the lower of two bid prices for such stock provided by two recognized securities dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by [__] and [__]) or by one such securities dealer and any other source (provided that the utilization of such source would not adversely affect [__] and [__] then-current rating of the Series C AMPS) to the administrator of the Fund's assets, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

                (ii) as to any U.S. Government Obligation, Short-Term Money Market Instrument (other than demand deposits, federal funds, bankers' acceptances and next Business Day's repurchase agreements) and commercial paper, with maturities greater than 60 days, the product of (a) the principal amount (accreted principal to the extent such instrument accretes interest) of such instrument and (b) the lower of the bid prices for the same kind of instruments having, as nearly as practicable, comparable interest rates and maturities provided by two recognized dealers having minimum capitalization of $25,000,000 (or otherwise approved for such purpose by [__] and [__]) or by one such dealer and any other source (provided that the utilization of such source would not adversely affect [__] and [__] then-current rating of the Series B Preferred or Series C AMPS, as the case may be,) to the administrator, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

                (iii) as to cash, demand deposits, federal funds, bankers' acceptances and next Business Day's repurchase agreements included in Short-Term Money Market Instruments, the face value thereof;

                (iv) as to any U.S. Government Obligation, Short-Term Money Market Instrument or commercial paper with a maturity of 60 days or fewer, amortized cost unless the board of directors determines that such value does not constitute fair value;

                (v) as to any other evidence of indebtedness which is an Eligible Asset, (a) the product of (1) the unpaid principal balance of such indebtedness as of the Valuation Date and (2)(A) if such indebtedness is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (B) if there was no reported sales price on the Valuation Date or if such indebtedness is not traded on a national securities exchange or quoted on the Nasdaq System, the lower of two bid prices for such indebtedness provided by two recognized dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by [__] and [__]) or by one such dealer and any other source (provided that the utilization of such source would not adversely affect [__] and [__] then-current rating of the Series B Preferred or Series C AMPS , as the case may be,) to the administrator of the Fund's assets, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, plus (b) accrued interest on such indebtedness.

"Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of (i) in the case of dividend period of 184 days or less, the "AA" Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Series C AMPS by [__] and [__] subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Series C AMPS Basic Maintenance Amount or (ii) in the case of a dividend period of longer than 184 days, the Treasury Index Rate.


[__] Credit Rating     [__] Credit Rating            APPLICABLE PERCENTAGE
                        ----------------------      -------------------------

[__] or higher            [__] or higher                 150%

[__] to [__]              [__] to [__]                   175%

[__] to [__]              [__] to [__]                   250%

Below [__]                Below [__]                     275%


"Moody's" means Moody's Investors Service, Inc. and its successors at law.

"[__] Discount Factor" has the meaning set forth in "[__] Guidelines - [__] Guidelines."

"[__]Eligible Assets" has the meaning set forth in "[__] Guidelines - [__] Guidelines."

"[__] Industry and Sub-Industry Categories" means:

         Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

         Automobile: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

         Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

         Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

         Broadcasting:  Radio, T.V.

         Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

         Cable:  Distribution, Equipment, Programming

         Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

         Communications (excluding companies primarily engaged in offering Telephone services): Satellite, Wireless, Equipment

         Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood, or Fiberglass

         Personal and Non Durable Consumer Products (Manufacturing Only):
         Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

         Diversified/Conglomerate Manufacturing

         Diversified/Conglomerate Service

         Diversified Natural Resources, Precious Metals and Minerals:
         Fabricating, Distribution, Mining and Sales

         Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal

         Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

         Entertainment: Recording Industry, Motion Exhibition Theaters, Motion Picture Production and Distribution

         Finance: Investment Brokerage, Leasing, Syndication, Securities

         Farming and Agriculture: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

         Grocery: Grocery Stores, Convenience Food Stores

         Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

         Home and Office Furnishings, Housewares, and Durable Consumer
         Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

         Hotels, Motels, Inns and Gaming

         Insurance: Life, Property and Casualty, Broker, Agent, Surety

         Leisure, Amusement, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing

         Machinery (Non-Agriculture, Non-Construction,
         Non-Electronic): Industrial, Machine Tools, Steam Generators

         Mining, Steel, Iron and Non Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

         Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
         Drilling

         Personal, Food and Miscellaneous Services

         Printing and Publishing: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks

         Cargo Transport: Rail, Shipping, Railroads, Rail-Car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

         Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

         Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Equipment, Research

         Textiles and Leather: Producer, Synthetic Fiber, Apparel
         Manufacturer, Leather Shoes

         Personal Transportation: Air, Bus, Rail, Car, Rental

         Utilities: Electric, Water, Hydro Power, Gas, Diversified

         Sovereigns: Semi-sovereigns, Canadian Provinces, Supra- national agencies

"1940 Act" means the Investment Company Act of 1940, as amended.

"1940 Act Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Series B Preferred and Series C AMPS shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours (not including Saturdays, Sundays or holidays) next preceding the time of such determination.

"Non-Call Period" means a period determined by the Board of Directors after consultation with the Broker-Dealers, during which the Series C AMPS subject to such Special Dividend Period are not subject to redemption at the option of the Fund but only to mandatory redemption.

"Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C AMPS - Orders By Existing Holders and Potential Holders."

"Other Rating Agency" means any rating agency other than [__] or [__] then providing a rating for the Series C AMPS pursuant to the request of the Fund.

"Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Series C AMPS.

"Outstanding" means, as of any date, Preferred Stock theretofore issued by the Fund except:

                (i) any such share of Preferred Stock theretofore cancelled by the Fund or delivered to the Fund for cancellation;

                (ii) any such share of Preferred Stock other than the Series C AMPS (or other auction market preferred stock) shares as to which a notice of redemption will have been given and for whose payment at the redemption thereof deposit assets in the necessary amount are held by the Fund on in trust for or were paid by the Fund to the holder of such share pursuant to the Articles Supplementary with respect thereto;

                (iii) in the case of shares of the Series C AMPS or other auction market preferred stock, any such shares theretofore delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares; and

                (iv) any such share in exchange for or in lieu of which other shares have been issued and delivered.

Notwithstanding the foregoing, (a) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Stock as to which the Fund or any Affiliate is the Existing Holder will be disregarded and deemed not Outstanding; (b) in connection with any Auction, any Series C AMPS (or other auction market preferred) shares as to which the Fund or any Person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (c) for purposes of determining the Basic Maintenance Amount, shares of Preferred Stock held by the Fund will be disregarded and deemed not Outstanding, but shares held by any Affiliate (other than any controlled Affiliates) will be deemed Outstanding.

"Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

"Potential Beneficial Owner or Holder" means (i) any Existing Holder who may be interested in acquiring additional Series C AMPS shares or (ii) any other person who may be interested in acquiring Series C AMPS shares and who has signed a master purchaser's letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer will have executed a master purchaser's letter.

"Preferred Stock" means the preferred stock, par value $.001 per share, of the Fund, and includes the Series B Preferred and Series C AMPS.

"Premium Call Period" means a period consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

"Pricing Service" means any of the following: Bloomberg, Bridge Information Services, Data Resources Inc., FT Interactive, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corp., Reuters, S&P/J.J. Kenny, Telerate, Trepp Pricing and Wood Gundy.

"Public Equity Large-Cap" means any equity issuer with a market capitalization in excess of $[ ] billion.

"Public Equity Mid-Cap" means any equity issuer with a market capitalization in excess of $ billion but less than or equal to $[ ] billion.

"Public Equity Small-Cap" means any equity issuer with a market capitalization of less than or equal to $[ ] billion.

"Rating Agency" means [__] and [__] as long as such rating agency is then rating the Series B Preferred or Series C AMPS at the request of the Fund.

"Rating Agency Guidelines" has the meaning set forth in set forth in "[__] Guidelines."

"Redemption Date" means [__].

"Redemption Default" has the meaning set forth in "Additional Information Concerning the Series B Preferred and Series C AMPS - Dividends and Dividend Period."

"Redemption Price" has the meaning set forth in "Additional Information Concerning the Series B Preferred and Series C AMPS - Dividends and Dividend Period."

"Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more) and, with respect to the determination of the Maximum Rate, the "AA" Financial Composite Commercial Paper Rate or the Treasury Index Rate, as appropriate.

"S&P" means Standard & Poors Rating Services or its successors at law.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of Series B Preferred or Series C AMPS.

"Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C AMPS - Submission of Orders by Broker-Dealers to Auction Agent."

"Series A Preferred" means the Fund's 8% Cumulative Preferred Stock, $.001 par value per share and liquidation preference $25 per share.

"Series B Preferred" means the Fund's Series B Cumulative Preferred Stock, $.001 par value per share and liquidation preference $25 per share.

"Series B Preferred Basic Maintenance Amount Test" means a test which is met if the aggregate Discounted Values of the [__] Eligible Assets, if [__] is then rating the Series B Preferred at the request of the Fund, meets or exceeds the Basic Maintenance Amount with respect to the Series B Preferred.

"Series C AMPS" means the Fund's Series C Auction Rate Cumulative Preferred Stock, $.001 par value per share and liquidation preference $25,000 per share.

"Series C AMPS Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the [__] Eligible Assets or the [__] Eligible Assets if both [__] and [__] are then rating the Series C AMPS at the request of the Fund, or the Eligible Assets of whichever of [__] or [__] is then doing so if only one of [__] or [__] is then rating the Series C AMPS at the request of the Fund, meets or exceeds the Basic Maintenance Amount with respect to the Series C AMPS.

"Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

         (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

         (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (a) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (b) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

         (iii)   overnight funds; and

         (iv)    U.S. Government Obligations.

"Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

"Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a Non-Call Period and (ii) a Premium Call Period.

"Standard Dividend Period" means a Dividend Period of seven days, subject to increase or decrease to the extent necessary for the next Auction Date and Dividend Payment Date to each be Business Days.

"Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

"Submitted Bid" has the meaning set forth in "Additional Information Concerning the Auction for Series C AMPS - Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Bid Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C AMPS - Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C AMPS - Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C AMPS - Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C AMPS - Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Sufficient Clearing Bids" has the meaning set forth in "Additional Information Concerning the Auction for Series C AMPS - Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Obligations selected by the Fund.

"U.S. Government Obligations" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"Valuation Date" means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Series C AMPS Basic Maintenance Amount or Series B Preferred Basic Maintenance Amount, as the case may be.

"Winning Bid Rate" means the lowest rate specified in the Submitted Bids which if:

         (i)     (a)     each such Submitted Bid of Existing Holders
                         specifying such lowest rate and

                 (b) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

         (ii)    (a)     each such Submitted Bid of Potential Holders
                         specifying such lowest rate and

                 (b) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (i) above continuing to hold an aggregate number of Outstanding Series C AMPS shares which, when added to the number of Outstanding Series C AMPS shares to be purchased by such Potential Holders described in subclause (ii) above, would equal not less than the Available Series C AMPS shares.

APPENDIX A

                            CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.

Aaa         Bonds that are rated Aaa are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          Bonds that are rated Ba are judged to have speculative elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD & POOR'S RATINGS SERVICES

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. Principal and interest payments on bonds in this category are regarded as safe.

A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to non-credit risks created by the terms of the obligations.

         "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


                                    PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(1) Financial Statements

    (a)   Financial Statements (audited) for the fiscal year 2002(1)

          (i)Portfolio of Investments as of December 31, 2002

          (ii)    Statement of Assets and Liabilities as of December 31, 2002

          (iii)   Statement of Operations for the year ended December 31, 2002

          (iv) Statement of Changes in Net Assets for the year ended December 31, 2002

          (v) Financial highlights for a share outstanding throughout the periods 1992 through 2002

          (vi)    Notes to Financial Statements

          (vii)   Report of Independent Accountants


(2) Exhibits

    (a)   Articles of Amendment and Restatement(2)

    (b)   Amended and Restated By-Laws of Registrant(2)

    (c)   Not applicable

    (d)   (i)   Specimen Stock Certificate:

                (A) __% Tax Advantaged Series B Cumulative Preferred Stock (5)
                (B) Tax Advantaged Series C Auction Rate Cumulative Preferred
                    Stock (5)

          (ii)  Articles Supplementary:

                (A) __% Tax Advantaged Series B Cumulative Preferred Stock(5)
                (B) Tax Advantaged Series C Auction Rate Cumulative Preferred
                    Stock (5)

    (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(2)

    (f)   Not applicable

    (g)   Investment Advisory Agreement between Registrant and Gabelli Funds,
          LLC(3)

    (h)   Form of Underwriting Agreement(5)

    (i)   Not applicable

    (j) Custodian Contract between Registrant and Boston Safe Deposit and Trust Company(3)

    (k) Registrar, Transfer Agency and Service Agreement between Registrant and EquiServe Trust Company(2)

    (l)   (i)   Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                LLP(5)

          (ii)  Opinion and Consent of Miles & Stockbridge(5)

          (iii) Opinion and Consent of underwriter's counsel(5)

    (m)   Not applicable

    (n)   (i)   Consent of independent accountants(5)

          (ii)  Powers of Attorney(4)

    (o)   Not applicable

    (p)   Not applicable

    (q)   Not Applicable

    (r)   Codes of Ethics of the Fund and the Adviser(2)

-------------------

(1)    Incorporated by reference to the Fund's annual report filed on [__].

(2) Incorporated by reference from the Registrant's Registration Statement on Form N-2, File No. 811-05715, as filed with the Securities and Exchange Commission on March 31, 1995

(3) Incorporated by reference from the Registrant's Registration Statement on Form N-2, File No. 333-24541 and 811-05715, as filed with the Securities and Exchange Commission on May 9, 1997.

(4)    Filed herewith.

(5)    To be filed by amendment.


Item 25.  Marketing Arrangements

         See Exhibit 2(h) to this Registration Statement.


Item 26.  Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


SEC registration fees..............................................  $
New York Stock Exchange listing fee................................
Printing and engraving expenses ...................................
Auditing fees and expenses ........................................
Legal fees and expenses............................................
Blue Sky fees and expenses.........................................
Miscellaneous......................................................
         Total.....................................................  $


Item 27. Persons Controlled by or Under Common Control with Registrant

         NONE

Item 28.  Number of Holders of Securities as of December 31, 2002

Title of Class                                        Number of Record Holders

Capital Stock, par value $.001 per share
8.00% Cumulative Preferred Stock,
par value $.001 per share


Item 29. Indemnification

         The response of this Item is incorporated by reference to the caption "Limitation of Officers' and Directors Liability" in the Part B of this Registration Statement.

         Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 30. Business and Other Connections of Investment Adviser

         The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the Commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).


Item 31. Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1434, in part at the offices of the Custodian, Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, at the offices of the Fund's Administrator, PFPC, Inc, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and in part at the offices of EquiServe Trust Company, N.A., PO Box 43025, Providence, RI 02940-3025.


Item 32. Management Services

         Not applicable.


Item 33. Undertakings

1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.       Not applicable.

3.       Not applicable.

4.       The undersigned registrant hereby undertakes:

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         2. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         3. The undersigned registrant hereby undertakes to supplement the prospectus, after expiration of the subscription period, to set forth the results of the subscription offer, and the terms of any subsequent reoffering thereof.

5.       1.   Registrant undertakes that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration
              Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

         2. Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                  SIGNATURES

         As required by the Securities Act of 1933, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 13th day of January, 2002.


                                               THE GABELLI CONVERTIBLE
                                               AND INCOME SECURITIES FUND INC.


                                               By:
                                                  -----------------------------
                                                  Bruce N. Alpert
                                                  Vice President and Treasurer


         As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



    Signature                     Title                            Date


          *                 Director, President and Chief     January 13, 2003
------------------------    Investment Officer
Mario J. Gabelli


          *                 Director                          January 13, 2003
-----------------------
Karl Otto Pohl


          *                 Director                          January 13, 2003
-----------------------
E. Val Cerutti


          *                 Director                          January 13, 2003
-----------------------
Anthony J. Colavita


         *                  Director                          January 13, 2003
------------------------
Dugald A. Fletcher


         *                  Director                          January 13, 2003
------------------------
Anthony R. Pustorino


         *                  Director                          January 13, 2003
-----------------------
Werner J. Roeder, MD


         *                  Director                          January 13, 2003
-----------------------
Anthonie C. van Ekris


         *                 Director                           January 13, 2003
------------------------
Salvatore J. Zizza


                           Vice President and Treasurer       January 13, 2003
------------------------
Bruce N. Alpert
Attorney-in-Fact

*  Pursuant to Power of Attorney, filed herewith

                                 EXHIBIT INDEX

EXHIBIT NUMBER                                    DESCRIPTION